Exhibit 10.21

TRUST INDENTURE

Providing for the Issue of up to Cdn. $10,000,000 of

7% Secured Convertible Debentures

AMONG

SURGE GLOBAL ENERGY (CANADA), LTD.

– and –

SURGE GLOBAL ENERGY, INC.

– and –

VALIANT TRUST COMPANY

Made as of November 15, 2005

4.5	Enforceable by Holders of Permitted Senior Debt	21
4.6	Payment of Debentures Permitted	21
4.7	Notice of Default under Permitted Senior Debt	21
4.8	No Impairment Between Corporation and Debentureholders	21
4.9	Authorization of Trustee to Affect Subordination	22

Article 5 EXERCISE OF CONVERSION RIGHT		22
5.1	Conversion Right	22
5.2	Deemed Conversion Upon Going Public Transaction	23
5.3	Deemed Conversion of Exchanged Debentures	23
5.4	Effect of Exercise of Conversion Right	23
5.5	Partial Exercise of Conversion Right; Fractions	23
5.6	Cancellation and Destruction of Debentures	24
5.7	Expiration of Conversion Right	24
5.8	Securities Restrictions	24
5.9	Debentureholders not a Shareholder	24
5.10	Charges for Conversion or Transfer	24

Article 6 EXERCISE OF EXCHANGE RIGHT		25
6.1	Exchange Right	25
6.2	Affect of Exercise of Exchange Right	25
6.3	Partial Exercise of Exchange Rights; Fractions	26
6.4	Cancellation and Destruction of Debentures	26
6.5	Expiration of Exchange Right	26
6.6	Securities Restrictions	26
6.7	Debentureholders not a Shareholder	26
6.8	Charges for Exchange or Transfer	26

Article 7 REDEMPTION, RETRACTION AND REPAYMENT		27
7.1	Redemption	27
7.2	Non-Retractable	28
7.3	Repayment at the Maturity Date	28

Article 8 ADJUSTMENT ON CONVERSION PRICE		29
8.1	Adjustment of Conversion Price	29
8.2	Adjustment of Surge U.S. Exchange Price	31
8.3	Protection of Trustee	33
8.4	Entitlement to Shares on Exercise of Conversion Right	33
8.5	No Adjustment for Stock Options	33
8.6	Determination by Corporation’s Auditors	34
8.7	Proceedings Prior to any Action Requiring Adjustment	34
8.8	Certificate of Adjustment	34
8.9	Notice of Special Matters	34
8.10	No Action after Notice	34

Article 9 COVENANTS, REPRESENTATIONS AND WARRANTIES		35
9.1	Positive Covenants	35
9.2	Negative Covenants	36
9.3	Representations and Warranties - Corporation	36
9.4	Representations and Warranties - Surge U.S.	37
9.5	Trustee May Perform Covenants	38

9.6	Pay Trustee’s Remuneration	38
9.7	Certificate as to Interest Rate	38
9.8	Certificates Relating to Default	39

Article 10 DEFAULT		39
10.1	Acceleration of Maturity Date	39
10.2	Acceleration	40
10.3	Remedies - General	40
10.4	Possession	41
10.5	Judgment	41
10.6	Account Debtors	41
10.7	Receiver	42
10.8	Remedies Not Exclusive	43
10.9	Expenses	43
10.10	Notice of Events of Default	43
10.11	Waiver of Default	44
10.12	Certificate re Default	44
10.13	Enforcement by the Trustee	45
10.14	No Suits by Debentureholders	46
10.15	Application of Monies by Trustee	46
10.16	Distribution of Proceeds	46

Article 11 MEETINGS OF DEBENTUREHOLDERS		47
11.1	Right to Convene Meeting	47
11.2	Notice of Meetings	47
11.3	Chairperson	47
11.4	Quorum	48
11.5	Power to Adjourn	48
11.6	Show of Hands	48
11.7	Poll	48
11.8	Voting	48
11.9	Regulations	49
11.10	Persons Entitled to Attend Meetings	49
11.11	Powers Exercisable by Extraordinary Resolution	49
11.12	Meaning of Extraordinary Resolutions	52
11.13	Powers Cumulative	52
11.14	Minutes	53
11.15	Binding Effect of Resolutions	53
11.16	Evidence of Rights of Debentureholder	53

Article 12 CONCERNING THE TRUSTEE		53
12.1	No Conflict of Interest	53
12.2	Replacement of Trustee	54
12.3	Duties of Trustee	54
12.4	Reliance Upon Declarations	56
12.5	Evidence and Authority to Trustee	56
12.6	Certificate of the Corporation as Evidence	57
12.7	Experts, Advisers and Agents	57
12.8	Documents Held by Trustee	57
12.9	Investments of Monies by Trustee	57
12.10	Trustee Not Ordinarily Bound	58

12.11	Trustee Not Required to Give Security	58
12.12	Trustee Not to Be Appointed Receiver	58
12.13	Trustee Not Bound to Act	58
12.14	Conditions Precedent to Trustee’s Obligations to Act Hereunder	58
12.15	Authority to Carry on Business	59
12.16	Acceptance of Trust	59
12.17	Indemnity of Trustee	59
12.18	Environmental Indemnity	59

Article 13 NOTICES		60
13.1	Notice	60

Article 14 SUPPLEMENTAL INDENTURES		61
14.1	Supplemental Indenture	61
14.2	Indenture Confirming or Evidencing Subordination	62

Article 15 SUCCESSOR CORPORATIONS		62
15.1	Successor Corporation to the Corporation	62
15.2	Vesting of Powers in Successor Corporation	63

Article 16 GENERAL		63
16.1	Entire Agreement	63
16.2	Amendments	63
16.3	Further Assurances	63
16.4	Unenforceable Terms	64
16.5	Trustee Indenture Legislation	64
16.6	Severability	64
16.7	Meaning of “Collateral” and “Obligations” on Amalgamation	64
16.8	Enurement	65
16.9	Execution	65
16.10	Formal Date	66

TRUST INDENTURE

THIS TRUST INDENTURE IS MADE AS OF NOVEMBER 15, 2005

AMONG:

SURGE GLOBAL ENERGY (CANADA), LTD., a corporation existing under the laws of the Province of Alberta

AND:

SURGE GLOBAL ENERGY, INC., a corporation existing under the laws of the state of Delaware

AND:

VALIANT TRUST COMPANY, a trust company existing under the laws of Alberta

WHEREAS:

A.                                                                                   The Corporation is proposing to issue Debentures in the manner herein set forth;

B.                                                                                     Each of the Corporation and Surge U.S. represents to the Trustee that all necessary resolutions of each of the Corporation and Surge U.S. have been duly enacted, passed or confirmed and all other proceedings taken and conditions complied with to authorize the execution and delivery of this Trust Indenture and the execution and issue of the Debentures and to make the same legal, valid and binding on the Corporation and Surge U.S. and enforceable against the Corporation and Surge U.S. in accordance with the laws applicable to the Corporation and Surge U.S.;

C.                                                                                     All necessary acts and deeds have been done and performed to make the Debentures, when certified by the Trustee and issued as provided for in this Trust Indenture, legal, valid and binding upon the Corporation and Surge U.S. and enforceable against the Corporation and Surge U.S. with the benefits and subject to the terms of this Trust Indenture;

D.                                                                                    The foregoing recitals are made as representations and statements of fact by the Corporation and Surge U.S. and not the Trustee; and

E.                                                                                      The Trustee has agreed to act as trustee for the Debentureholders on the terms and conditions herein set forth.

NOW THEREFORE, in consideration of the premises and in further consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1                                                                               Definitions

In this Trust Indenture (including the recitals and schedules hereto) and in the Debentures, unless there is something in the subject matter or context inconsistent therewith:

“Acceleration Notice” means a written notice delivered pursuant to Section 10.2 declaring all Indebtedness of the Corporation outstanding to the Debentureholders to be due and payable;

“Adjustment Period” means the period from and including the date hereof up to and including the Maturity Date;

“Affiliate” has the meaning ascribed thereto in of the Business Corporations Act (Alberta), as amended from time to time;

“Applicable Laws” means, in relation to any Person, property, transaction or event, all applicable rules of common law and equity and all applicable provisions, whether now or hereafter in effect (or mandatory applicable provisions, if so specified) of federal, provincial, state, regional or municipal laws, statutes, rules, regulations, policies, official directives and orders of all Governmental Authorities (whether or not having the force of law) and all judgments, orders, awards, decrees, writs, injunctions and decisions of all Governmental Authorities in which the Person in question is a party or by which it is bound or having application to the Person, property, transaction or event;

“Applicable Securities Laws” means all applicable securities, corporate and other laws, rules, regulations, notices and policies of the United States of America, Canada and each of the Provinces of Canada;

“Business Day” means a day (other than a Saturday, Sunday or statutory holiday) on which banks are generally open for business in the City of Calgary, Alberta;

“Canadian Dollars”, “Cdn. Dollars” or “Cdn. $” means the lawful currency of Canada;

“Certificate of the Corporation”, “Request of the Corporation”, “Written Direction of the Corporation” and “Consent of the Corporation” mean, respectively, a written certificate, request, direction or consent signed in the name of the Corporation by any one director or senior officer of the Corporation, and may consist of one or more instruments so executed.  A Certificate of the Corporation shall be in the form of a statutory declaration if and when required under the provisions of this Trust Indenture or by the Trustee;

“Change of Control” means the acquisition from Surge U.S. by any Person, or group of Persons acting jointly or in concert, other than the Corporation, Surge U.S. and any of their Subsidiaries or Affiliates, of voting control or direction of Common Shares representing an aggregate of 50% or more of the outstanding Common Shares, other than any such acquisition directly connected with or resulting from a Going Public Transaction;

“Charge” means the Security Interests created by or intended to be created by this Trust Indenture;

“Collateral” means the whole, or any item or part, of the property, assets, rights and undertaking of the Corporation from time to time subjected or intended to be subjected to the Charge and any reference herein to the Collateral shall, unless the context otherwise requires, be deemed to be a reference to all of the Collateral or any part thereof;

“Common Shares” means, subject to Article 8, fully paid and non-assessable common shares in the capital of the Corporation, as presently constituted;

“Conversion Date” means, as applicable, the date on which a Debenture is surrendered, and accompanying notice is delivered, to the Trustee for conversion in accordance with Section 5.1, or the effective date of any deemed exercise of the Conversion Right pursuant to Section 5.2 or 5.3;

“Conversion Price” means the price at which a Common Share may be issued from time to time on the conversion of the Principal Sum of a Debenture, which is currently Cdn. $1.00 per Common Share, subject to adjustment in accordance with the provisions of Article 8, in which case it shall mean the adjusted price in effect at such time;

“Conversion Right” means the right of a Debentureholder to convert the Principal Sum of its Debenture into Common Shares at the Conversion Price pursuant to Section 5.1(a);

“Corporation” means Surge Global Energy (Canada), Ltd. and its permitted successors and assigns;

“Corporation’s Auditors” means a firm of independent chartered accountants duly appointed as auditors of the Corporation;

“Counsel” means a barrister or solicitor or firm of barristers or solicitors who may, but need not be, counsel for the Corporation and/or Surge U.S., retained, employed, engaged or appointed by the Trustee or retained, employed, engaged or appointed by the Corporation and/or Surge U.S. and acceptable to the Trustee where the context so indicates;

“Creditor Proceedings” means any dissolution, winding-up, total or partial liquidation, adjustment or readjustment of debt, reorganization of creditors, compromise, arrangement with creditors, proposal under the Bankruptcy and Insolvency Act (Canada), plan of arrangement under the Companies’ Creditors Arrangement Act (Canada) or arrangement provisions of applicable corporate law, or similar proceedings of or with respect to the Corporation or its property or liabilities, or any bankruptcy, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets and liabilities of or with respect to the Corporation, or proceedings in relation to any of the foregoing;

“Current Market Price” means:

(a)                                  in respect of the Common Shares:

(i)                                     prior to a Going Public Transaction, the greater of Cdn. $1.00 per Common Share (subject to adjustment pursuant to Article 8) and the price per Common Share established by the Board of Directors (acting reasonably) from time to time; or

(ii)                                  after a Going Public Transaction, the Weighted Average Price per Common Share for the 15 consecutive Trading Days immediately preceding such date;

(b)                                 in respect of the Surge U.S. Common Shares, the Weighted Average Price per Surge U.S. Common Share for the 15 consecutive Trading Days immediately preceding such date;

“Debentures” means up to the Cdn. $10,000,000 principal amount of 7% secured convertible debentures issued hereunder and maturing on the Maturity Date and outstanding and entitled to the benefits hereof, as such debentures may be amended, modified, replaced, restated or supplemented from time to time;

“Debentureholders” means the Persons from time to time entered in the Register as holders of Debentures;

“Debentureholders’ Request” means an instrument signed in one or more counterparts by the holder(s) of 25% of the Principal Sum of the Debentures outstanding requesting the Trustee to take some action or proceeding specified therein;

“Default” means any event or conditions which, with the giving of notice, lapse of time or upon a declaration or determination being made (or any combination thereof), would constitute an Event of Default;

“Director” means a member of the board of directors of the Corporation for the time being and “Directors”, “Board of Directors” or “Board” means the board of directors of the Corporation or any duly authorized committee thereof, and reference to “action by the Directors” means action by the directors of the Corporation as a board or, whenever duly empowered, the action of a committee thereof;

“Event of Default” means any of the events of default referred to in Section 10.1;

“Exchange Date” means, as applicable, the date (being either June 30 or December 31) on which a Debenture and accompanying notice is delivered to Surge U.S. in exchange for Surge U.S. Common Shares in accordance with Section 6.1(a);

“Exchange Price” means the price at which a Surge U.S. Common Share may be issued from time to time in consideration for the exchange of a Debenture, which is currently U.S. $1.00 per Surge U.S. Common Share, subject to adjustment in accordance with the provisions of Article 8, in which case it shall mean the adjusted price in effect at such time;

“Exchange Rate” means a fixed exchange rate of Cdn. $1.25 equal to U.S. $1.00;

“Exchange Right” means the right of a Debentureholder to deliver and exchange its Debenture for Surge U.S. Common Shares at the Exchange Price pursuant to Section 6.1(a);

“Extraordinary Resolution” has the meaning attributed to it in Section 11.12;

“Farmout Agreement” means the farmout agreement dated February 25, 2005 (as amended) between Surge U.S., the Corporation, Deep Well Oil & Gas Ltd. and Northern Alberta Oil Ltd., whereby the Corporation has a right to earn a 40% working interest in the lands described therein;

“Fiscal Quarter” means the three month period commencing on the first day of each Fiscal Year and each successive three month period thereafter during such Fiscal Year;

“Fiscal Year” means the Corporation’s fiscal year which at present commences on January 1 of each year and ends on December 31 of the same year;

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles as may be described in the Canadian Institute of Chartered Accountants Handbook and other principal sources recognized from time to time by the Canadian Institute of Chartered Accountants;

“Going Public Transaction” means the occurrence of either of:

(a)                                  a final receipt for a prospectus of the Corporation filed in at least one “jurisdiction” (as listed in Appendix B to Multi-Lateral Instrument 45-102) has been obtained and the Common Shares are listed and posted for trading on the TSX or the TSXV; or

(b)                                 the sale, exchange, reorganization or arrangement of all the Common Shares for, or the sale of all or substantially all of the assets of the Corporation in a transaction that results in the holders of Common Shares receiving for their Common Shares consideration consisting of: (A) cash; and/or (B) securities which are not subject to resale restrictions (except for those applicable to “control persons”) in Alberta and Ontario and are listed and posted for trading on the TSX or the TSXV;

“Governmental Approval” means an authorization, consent, approval, waiver, order, decree, licence, exemption, permit, registration, filing, qualification or declaration of or with any Governmental Authority or the giving of notice to any Governmental Authority or any other action in respect of a Governmental Authority;

“Governmental Authority” means any nation or government, and any political subdivision thereof (including federal, state, provincial, regional, county, local or municipal government; any governmental body, agency, authority, board, bureau, department or commission (including any taxing authority); any instrumentality or office of any of the foregoing (including any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions; or any Person directly or indirectly controlled by any of the foregoing;

“including” means including, without limitation, and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it, and “includes” shall be construed in a like manner;

“Indebtedness” means all present and future obligations, indebtedness, liabilities, covenants, agreements and undertakings of a Person howsoever arising, whether direct or indirect, absolute or contingent, joint or several, matured or not, extended or renewed, wheresoever and howsoever incurred, including all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether such Person be bound alone or with others and whether as principal or surety, including all interest, fees, expenses, indemnities and costs;

“Interest” means the interest from time to time calculated and payable pursuant to Article 2;

“Interest Payment Date” means the last day of February, May, August and November in each year for so long as this Trust Indenture is outstanding and the Maturity Date, provided that in the event that:

(a)                                  all or any part of the Principal Sum is partially or totally prepaid at any time (including by the exercise of a Conversion Right or Exchange Right) other than on an Interest Payment Date, then the date upon which such partial or total prepayment occurs shall be an Interest Payment Date in respect of the amount of such Principal Sum so prepaid; and

(b)                                 if all amounts owing under this Trust Indenture are not repaid on the Maturity Date, the last Business Day of each calendar month after the Maturity Date;

“Interest Period” means:

(a)                                  the period beginning on (and including) the date a Debenture is issued and ending on (and including) February 28, 2006;

(b)                                 thereafter, successive periods beginning on (and including) March 1, June 1, September 1 and December 1, respectively, and ending on (and including) the last day of May, August, November and February, respectively, or ending on (but excluding) the Maturity Date, as applicable; and

(c)                                  if applicable, after the Maturity Date, the period beginning on (and including) the Maturity Date and ending on (and including) the last day of each calendar month and thereafter beginning on (and including) the first day of each calendar month and ending on (and including) the last day of each calendar month;

“Interest Rate” means the interest rate of seven percent (7.0%) per annum;

“Maturity Date” means the earlier of November 15, 2007 and the date on which the Principal Sum is declared, or deemed to be, due and owing as a result of an Event of Default;

“Obligations” means any and all Indebtedness of the Corporation to the Trustee and/or any Debentureholders under this Trust Indenture and the Debentures;

“outstanding” in relation to Debentures has the meaning ascribed thereto in Section 1.2;

“Permitted Debt” means indebtedness for borrowed money of the Corporation, including Permitted Senior Debt and the Subsequent Debentures, which, in aggregate, does not exceed the principal amount of Cdn. $25,000,000;

“Permitted Encumbrances” means those items set forth in Schedule “A” annexed to and incorporated in this Trust Indenture and which is deemed to be part hereof;

“Permitted Senior Debt” means all Senior Debt of the Corporation which, in aggregate, does not exceed the lesser of (i) the principal amount of Cdn. $10,000,000, and (ii) Cdn. $25,000,000 minus the principal amount of the outstanding Subsequent Debentures;

“Person” means any individual, firm, partnership, company, corporation or other body corporate, government, governmental body, agency, instrumentality, unincorporated body of Persons or association and the heirs, executors, administrators or other legal representatives of an individual;

“PPSA” means the Personal Property Security Act (Alberta) and the regulations thereunder, as amended from time to time; and the terms “proceeds”, “chattel paper”, “intangible”, “instrument”, “accessions”, “document of title” and “account” shall, when used herein, have the same meanings as are ascribed thereto in the PPSA;

“Principal Sum” means Cdn. $10,000,000 or such lesser principal amount as is outstanding under this Trust Indenture or, if applicable, the principal amount which is owing under a Debenture from time to time;

“Realization Event” means the occurrence of an Event of Default and, except in the case of an Event of Default under Section 10.1(c) or 10.1(d) (where a demand is not required), the demand for payment of the Principal Sum by the Trustee;

“Receiver” means any receiver, manager, or receiver and manager of the Collateral or any part thereof or the business and undertaking of the Corporation, or any part thereof, whether appointed by the Trustee under this Trust Indenture or by a court pursuant to Applicable Law;

“Record Date” means the date which is 7 Business Days’ prior to each Interest Payment Date;

“Register” has the meaning ascribed thereto in Section 2.6;

“securities” has the meaning ascribed thereto in the Securities Act (Alberta);

“Security Interest” means a mortgage, encumbrance, pledge, deposit by way of security, charge, floating charge, hypothec, assignment by way of security, security interest, lien (whether statutory, equitable or at common law), title retention agreement, a right of set-off (if created for the purpose of directly or indirectly securing the repayment of money owed), and any other interest in property or assets, howsoever created or arising, that secures payment or performance of an obligation;

“Senior Debt” means all present and future indebtedness, obligations and liabilities of the Corporation in respect of borrowed money from a bank or similar financial institution;

“Senior Debt Default” shall mean and include

(a)                                  any default in payment of any Permitted Senior Debt when due; or

(b)                                 any other event of default under any Permitted Senior Debt which has not been cured or remedied within any applicable grace period, or waived by the holder of such Permitted Senior Debt;

“Senior Security” has the meaning ascribed thereto in Section 4.1(b);

“Subsequent Debentures” means up to Cdn. $25,000,000 of secured convertible debentures which will rank equally in terms of priority of payment and security with the Debentures, but shall otherwise have such terms, conditions, rights and provisions (including interest rate, interest payment date, maturity date, conversion rights and redemption rights) as the Corporation and such debentureholders may agree, which debentures may be evidenced by a Supplemental Indenture to this Trust Indenture or a separate Trust Indenture, all of the foregoing without the consent or approval of, or notice to, the Debentureholders;

“Subordinated Obligations” means, as it relates to Permitted Senior Debt only, the Indebtedness evidenced by the Debentures and any other Indebtedness of the Corporation to the Debentureholders or the Trustee under this Trust Indenture, but excluding any amounts owing or payable to the Trustee under this Trust Indenture in respect of fees, expenses, indemnities and costs;

“Subsidiary” has the meaning ascribed thereto in the Business Corporations Act (Alberta);

“Successor Corporation” has the meaning ascribed thereto in Section 15.1;

“Surge U.S.” means Surge Global Energy, Inc.;

“Surge U.S. Common Shares” means, subject to Article 8, fully paid and non-assessable shares of common stock of Surge U.S., as presently constituted;

“Trading Day” means, with respect to a stock exchange or over-the-counter market, a day on which such exchange or market is open for the transaction of business;

“Transfer” means a transfer in the form and substance of the transfer attached to the Debentures;

“Trust Indenture”, “Indenture”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Trust Indenture and not to any particular Article, Section, subsection, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto;

“Trustee” means Valiant Trust Company or its successor for the time being in the trusts created hereunder;

“TSX” means the Toronto Stock Exchange or any successor exchange thereof;

“TSXV” means the TSX Venture Exchange or any successor exchange thereof;

“United States Dollars”, “U.S. Dollars” or “U.S. $” means the lawful currency of the United States of America;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

“Weighted Average Price” per share means the aggregate sale price of all shares of a particular class sold on an exchange or market, as the case may be, divided by the total number of shares of that class so sold or traded, during a stated period of time.

1.2                                                                               Meaning of Outstanding

(a)                                  Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until:

(i)                                     it shall be cancelled; or

(ii)                                  it shall be delivered to the Trustee for cancellation.

(b)                                 When a new Debenture has been issued in substitution for a Debenture pursuant to Section 2.8, only one of such Debentures shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding.

(c)                                  For the purposes of any provision of this Trust Indenture entitling Debentureholders to vote, sign consents, requisitions or other instruments or to take any other action under this Trust Indenture, Debentures owned directly or indirectly, legally or equitably, by the Corporation or any Subsidiary of the Corporation shall be disregarded except that:

(i)                                     for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition, instrument or other action, only the Debentures which have been certified to the Trustee as so owned shall be so disregarded; and

(ii)                                  Debentures so owned which have been pledged in good faith other than to the Corporation or a Subsidiary of the Corporation shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Debentures in its discretion free from the control of the Corporation or any Subsidiary of the Corporation.

1.3                                                                               Headings

The division of this Trust Indenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Trust Indenture or the Debentures.  Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles, Sections or Schedules of this Trust Indenture.

1.4                                                                               Gender and Number

In this Trust Indenture and in the Debentures, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.5                                                                               Governing Law

This Trust Indenture and the Debentures shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein but without giving effect to applicable conflicts of law provisions of the laws of such jurisdictions to the extent that such provision would require the application of the law of another jurisdiction.  The Corporation and Surge U.S. hereby irrevocably submit to the jurisdiction of the courts of the Province of Alberta for any action, suit or any other proceeding arising out of or relating to this Trust Indenture and any other agreement or instrument mentioned herein or any of the transactions contemplated hereby.

1.6                                                                               Day Not a Business Day

Whenever any payment to be made hereunder shall be due or any other action is to be taken on, or as of, a day other than a Business Day, such payment shall be made and such other actions shall be taken, as the case may be, on the immediately following Business Day.

1.7                                                                               Accounting Principles

All financial statements required to be furnished by the Corporation to the Trustee hereunder shall be prepared in accordance with Generally Accepted Accounting Principles.  Each accounting term used in this Trust Indenture, unless otherwise defined herein, has the meaning assigned to it under Generally Accepted Accounting Principles.  Reference to any balance sheet item, statement of income and retained earnings item or statement of cash flows or changes in cash position item means such item as computed from the applicable financial statement prepared in accordance with Generally Accepted Accounting Principles.

1.8                                                                               Interest Calculations

Unless otherwise stated, whenever in this Trust Indenture reference is made to a rate “per annum” or a similar expression is used, such rate shall be calculated on the basis of a calendar year of 365 or 366 days as the case may be.  Interest calculated for an Interest Period shall be calculated on the actual number of days elapsed in such Interest Period divided by 365 or 366, as applicable, depending on the actual number of days in the calendar year containing the first day of such Interest Period.  All interest computations hereunder or under any Debenture shall be based on the nominal rate method of calculation, and the theory of deemed reinvestment shall not apply to the calculation of interest hereunder or under any Debenture.  To the extent permitted by Applicable Law, any provision of the Interest Act (Canada), or the Judgment Interest Act (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Trust Indenture and is hereby waived.

1.9                                                                               Time of the Essence

Time shall be of the essence of this Trust Indenture.

1.10                                                                        Language

This document is drawn up in English at the express request of the parties.  C’est la volonté expresse des parties que cette entente soit rédigée en anglais.

1.11                                                                        Expanded Meanings

In this Trust Indenture, references herein to any agreement or instrument shall be deemed to be references to the agreement or instrument as varied, amended, modified, supplemented or replaced from time to time, and any specific references herein to any enactment, regulation, order, ruling or decision shall be deemed to be references to such enactment, regulation, order, ruling or decision as the same may be re-enacted, varied, amended, modified, supplemented or replaced from time to time.

ARTICLE 2
THE DEBENTURES

2.1                                                                               Terms of Debentures

(a)                                  The aggregate principal amount of Debentures authorized to be issued under this Trust Indenture shall be limited to Cdn. $10,000,000.

(b)                                 The Corporation shall pay interest to the Debentureholders on the Principal Sum of each Debenture at a rate equal to the Interest Rate payable before and after demand, default and judgment.  Such interest is calculated and payable in arrears, and not in advance, on each Interest Payment Date for the Interest Period which includes such Interest Payment Date, and shall be calculated on a daily basis and on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable.  The Principal Sum of each Debenture is due and payable in full on the Maturity Date.

(c)                                  As Interest on each Debenture becomes due, the Corporation (except in case of payment on redemption pursuant to Section 7.1, at which time payment of Interest shall be made upon surrender of a Debenture) shall, on each Interest Payment Date, cause to be paid to each Debentureholder an amount equal to such Interest in immediately available funds.

(d)                                 Interest shall be payable by the Corporation on all overdue amounts owing by it under this Trust Indenture and the Debentures from the date any such payment becomes overdue and for so long as such amount remains unpaid at the rate of 12% per annum.  Such interest on overdue amounts shall be payable after as well as before maturity, default and judgment.  Prior to the issuance of an Acceleration Notice, any such interest on overdue amounts shall be calculated and payable in arrears on each Interest Payment Date.  After the issuance of an Acceleration Notice, interest on overdue amounts shall be payable on demand.

(e)                                  Payments of the Principal Sum, Interest, fees and other amounts payable by the Corporation pursuant to this Trust Indenture shall be paid in Canadian dollars for value at or before 10:00 a.m. (Calgary time) on the day such amount is due.  If any such day is not a Business Day such amount shall be deemed for all purposes of this Trust Indenture to be due on the immediately following Business Day.  As Interest becomes due on the Debentures, the Corporation shall cause to be sent, either directly or through the Trustee, at least three (3) Business Days prior to each date on which such Interest becomes due, by prepaid ordinary mail a cheque or by other transfer of funds by such means as may be considered appropriate by the Trustee for such Interest (less any tax required by law to be withheld therefrom) payable to the order of each Debentureholder as at the Record Date and addressed to it at its last address or account, as the case may be, appearing on the Register.  In the case of joint Debentureholders as at the applicable Record Date, the cheque or other such transfer of funds, as the case may be, shall be payable or issued to the order of all such joint Debentureholders and addressed to them at the last address or account appearing on the Register, as the case may be.  If more than one address or account appears on the Register in respect of such joint Debentureholders, the cheque or other such transfer of funds, as the case may be, shall be mailed or delivered, as the case may be, to the first address or account so appearing.  In the event of non-receipt of any cheque or funds for Interest by such Debentureholder, the Corporation will cause to be issued, either directly or through the Trustee, to such Debentureholder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon the Corporation and the Trustee being indemnified to their satisfaction, acting reasonably.  The forwarding of such cheque or the making of such payment by other means shall satisfy and discharge the liability for the Interest on such Debentures to the extent of the sum or sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque if payment is so made by cheque be not paid on presentation.  The Corporation will give the Trustee contemporaneous notice of each payment of Interest on the Debentures on each Interest Payment Date.

(f)                                    If the Corporation or the Trustee, as applicable, receives notice that payment in respect of the Debentures is required to be suspended under Article 4, then the Corporation will not pay, and the Trustee will not distribute any amount paid to it by the Corporation, for the benefit of the Debentureholders until the Trustee has received a certificate of the holder of the relevant Permitted Senior Debt or an agent or trustee therefor evidencing indefeasible payment in full and in cash of such Permitted Senior Debt or cure or waiver of the relevant Senior Debt Default.

2.2                                                                               Form and Signature of Debentures

(a)                                  The Debentures shall be issued only as fully registered Debentures, in denominations of Cdn. $50,000 and in integral multiples of Cdn. $1,000 thereafter.  The Debentures (including the certificate of the Trustee endorsed thereon) shall be substantially in the form set forth in Schedule ”B”.  The Debentures shall bear such distinguishing letters and numbers as the Trustee may approve.

(b)                                 The Debentures shall be signed (either manually or by facsimile signature) by one officer of the Corporation.  A facsimile signature upon any of the Debentures shall for all purposes of this Trust Indenture be deemed to be the signature of the Person whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced; provided, however, that the certification of the Trustee shall not be by facsimile signature.  Notwithstanding that any Person whose signature, either manual or in facsimile, may appear on the Debentures is no longer, at the date of this Trust Indenture or at the date of the Debentures or at the date of the certification and delivery thereof, the holder of the office indicated, any such Debenture shall be valid and binding upon the Corporation and entitled to the benefits of this Trust Indenture.

2.3                                                                               Issue of Debentures

Debentures in the aggregate principal amount of not more than Cdn. $10,000,000 may be executed by the Corporation and, forthwith after such execution, shall be delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a Written Direction of the Corporation.

2.4                                                                               Certification

(a)                                  No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the Debentureholder to the benefits of this Trust Indenture, until it has been certified by or on behalf of the Trustee substantially in the form set out in Schedule ”B” (or in some other form approved by the Trustee).  Such certification on any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Corporation and the Debentureholder is entitled to the benefits hereof.

(b)                                 The certificate of the Trustee signed on the Debentures shall not be construed as a representation or warranty by the Trustee as to the validity of this Trust Indenture or of the Debentures or as to the issuance of the Debentures and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or the proceeds thereof.  The certificate of the Trustee signed on the Debentures shall, however, be a representation and warranty of the Trustee pursuant to the provisions of this Trust Indenture.

2.5                                                                               Debentures to Rank Pari Passu

(a)                                  The Debentures may be issued in such amounts, to such Persons and on such terms not inconsistent with the provisions of this Trust Indenture as the Corporation by Written Direction of the Corporation directs, pursuant to Section 2.3, at par.  The Debentures as soon as issued or negotiated, subject to the terms hereof, will be direct obligations of the Corporation.  The Debentures will rank in priority of payment to all existing and future Indebtedness of the Corporation other than existing and future Permitted Debt and will be subordinated in right of payment to all existing and future Permitted Senior Debt in accordance with Article 4.

(b)                                 Except as provided in Article 4, nothing contained in this Trust Indenture or in the Debentures is intended to or shall impair, as between the Corporation and the Debentureholders, the obligation of the Corporation, which is absolute and unconditional, to pay to the Debentureholders the Principal Sum and Interest on the Debentures as and when the same shall become due and payable in accordance with their terms, nor shall anything herein or therein prevent the Trustee or the Debentureholders from exercising all remedies otherwise permitted by Applicable Law upon an Event of Default, subject to the rights, if any, of the holders of Permitted Senior Debt.

(c)                                  Except as provided in Article 4, nothing contained in this Section 2.5 or elsewhere in this Trust Indenture or in any of the Debentures shall prevent the application by the Trustee of any monies deposited with the Trustee hereunder for the purpose of the payment of or on account of the Principal Sum or Interest on the Debentures.  Notwithstanding the provisions of this Section 2.5 or any provisions contained in this Trust Indenture or in the Debentures, the Trustee shall not be charged with knowledge of the existence of any Permitted Senior Debt or of any Senior Debt Default, unless and until the Trustee shall have received written notice thereof from the Corporation or from the holder of any Permitted Senior Debt or from the representative of any such holder.

2.6                                                                               Registration of Debentures

(a)                                  The Corporation shall, at all times while any Debentures are outstanding, cause to be kept by the Trustee at the principal office of the Trustee in the City of Calgary and in such other place or places as the Corporation with the approval of the Trustee may designate, registers (“Register(s)”) in which shall be entered the names and addresses of the Debentureholders and the Principal Sum and certificate number of the Debentures held by them respectively and of all transfers of Debentures.  No transfer of a Debenture shall be valid unless made by the Debentureholder or his executors or administrators or other legal representatives or his or their attorney duly appointed by a Transfer in writing, upon compliance with such requirements as the Trustee may prescribe, and unless such transfer shall have been duly entered on one of the appropriate Registers.

(b)                                 The Registers shall at all reasonable times be open for inspection by the Corporation, the Trustee or any Debentureholder.  The Trustee shall from time to time when requested so to do by the Corporation or a Debentureholder, subject to Applicable Law, furnish the Corporation or such Debentureholder with a list of the names and addresses of Debentureholders entered on the Register and showing the Principal Sum and certificate numbers of the Debentures held by each Debentureholder.  The reasonable costs of furnishing any such lists shall be for the account of the Corporation.

(c)                                  A Debentureholder may at any time and from time to time have such Debenture transferred at any of the places at which a Register is kept pursuant to the provisions of this Section, in accordance with such reasonable regulations as the Trustee may prescribe, which shall include delivery of the Debenture together with a duly exercised Transfer, and subject to payment of the costs referred to in Section 2.9(b).

(d)                                 Neither the Trustee or the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether expressed, implied or constructive, with respect to any Debenture nor be affected by notice of any equity that may be subsisting with respect thereto and the Trustee and the Corporation may transfer any Debenture on the direction of the Debentureholder whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

(e)                                  Except in the case of the Register required to be kept at the Trustee’s principal office in the City of Calgary, the Corporation, with the approval of the Trustee, may at any time close any Register upon which the registration of any Debenture appears and transfer the records thereof to another existing Register or to a new Register and thereafter such Debentures shall be deemed to be registered on such existing or new Register, as the case may be.

2.7                                                                               Persons Entitled to Payment

(a)                                  The holder for the time being of any Debenture shall be entitled to the Principal Sum and Interest evidenced by such Debenture, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all Persons may act accordingly and a transferee of a Debenture shall, after an appropriate form of Transfer is lodged with the Trustee and upon compliance with all other conditions required by this Trust Indenture or by any conditions contained in such Debenture or by Applicable Law, be entitled to be entered on the Register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder thereof, save with respect to equities of which such Debentureholder is required to take notice by statute or by order of a court of competent jurisdiction.  The Corporation and the Trustee shall deem and treat the registered holder of any Debenture as the absolute owner thereof for all purposes and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary, save as ordered by a court of competent jurisdiction or as required by Applicable Law. Nothing contained in this Section 2.7 shall limit or restrict the entitlement of the Corporation to make payments of Interest, in accordance with Section 2.1 as applicable, to such Person as is the Debentureholder on a Record Date with respect to the Interest payable on the Interest Payment Date relating thereto.

(b)                                 In the case of the death of one or more joint Debentureholders, the Principal Sum and Interest on any Debentures so held may be paid to the survivor or survivors of such Debentureholders whose receipt thereof shall irrevocably and unconditionally constitute a valid discharge to the Trustee and the Corporation of the Obligations thereunder.

2.8                                                                               Mutilation, Loss, Theft or Destruction

In case any of the Debentures issued hereunder shall be mutilated, lost, stolen or destroyed, the Corporation, in its discretion, may issue, and thereupon the Trustee shall certify, a new Debenture upon surrender and cancellation of the mutilated Debenture, or in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in a form approved by the Trustee and shall be entitled to the benefits of this Trust Indenture equally with all other Debentures issued or to be issued hereunder without preference or priority one over another.  In case of loss, theft or destruction, the applicant for a substituted Debenture shall furnish to the Corporation and the Trustee such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity and surety bond satisfactory to them in their discretion.  The applicant shall pay all expenses incidental to the issuance of any substituted Debenture.

2.9                                                                               Exchange of Debentures

(a)                                  Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations, any such exchange to be for Debentures of an equivalent aggregate Principal Sum.  Any exchange of Debentures may be made at the offices of the Trustee where Registers are maintained for the Debentures pursuant to the provisions of Section 2.6.  Any Debentures tendered for exchange shall be surrendered to the Trustee and shall be cancelled.

(b)                                 Except as herein otherwise provided, upon any exchange of Debentures of any denomination for other Debentures and upon any transfer of Debentures, the Trustee may make a sufficient charge to reimburse it for any stamp or security transfer taxes or other governmental charge required to be paid and, in addition, a reasonable charge for its services and payment of the said charge shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

2.10                                                                        Resale Restrictions and Legends

The Debentures will be distributed pursuant to exemptions from Applicable Securities Laws and accordingly there will be resale restrictions imposed by Applicable Securities Laws on the Debentures, the Common Shares issuable upon conversion thereof, and Surge U.S. Common Shares issuable upon exchange thereof.  All resales of Debentures, the Common Shares issuable upon conversion thereof, and Surge U.S. Common Shares issuable on the exchange thereof are subject to restrictions in the United States and Canada as a result of Applicable Securities Laws.  A description of restrictions on resale of the Debentures, Common Shares issuable upon conversion thereof, and Surge U.S. Common Shares issuable on the exchange thereof in the United States and Canada is set forth below.

(a)                                  The Debentures and Surge U.S. Common Shares issuable on the exchange thereof have not been initially registered under the U.S. Securities Act.  Accordingly, all Debentures and Surge U.S. Common Shares, as the case may be, shall bear the following legend (the “US Legend”):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”); AND MAY BE OFFERED FOR SALE, SOLD, EXCHANGED, OR OTHERWISE TRANSFERRED OR

ASSIGNED FOR VALUE ONLY (A) TO THE CORPORATION; (B) IN COMPLIANCE WITH RULE 144 OR RULE 144A UNDER THE U.S. SECURITIES ACT (C) PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR (D) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND STATE SECURITIES LAWS, PROVIDED THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT AS TO THE AVAILABILITY OF THE EXEMPTIONS RELIED ON.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”;

provided, that if Debentures or Surge U.S. Shares are being sold in compliance with the requirements of Rule 144 under the U.S. Securities Act or pursuant to an effective registration statement under the U.S. Securities Act, the above legend may be removed by delivery of (i) an opinion of counsel of recognized standing reasonably satisfactory to the Corporation or Surge U.S., as applicable, to the effect that such Debentures or Surge U.S. Shares held by it are being sold pursuant to Rule 144 of the U.S. Securities Act or an effective registration statement under the U.S. Securities Act, as the case may be, and (ii) such other documentation reasonably requested by the registrar and transfer agent or the Corporation or Surge U.S., as applicable;

(b)                                 The Debentures and the Common Shares issuable upon conversion thereof have been issued in Canada pursuant to exemptions from prospectus requirements of Applicable Securities Laws and each Debenture and the Common Shares issuable upon conversion thereof shall bear a legend to the following effect (the “Canadian Legend”):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (i) THE DATE OF THIS DEBENTURE CERTIFICATE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(c)                                  If Debentures or certificates for Common Shares or Surge U.S. Common Shares bearing a US Legend and/or Canadian Legend are presented to the Trustee for exchange, the Trustee shall deliver to the holder thereof new certificates bearing the US Legend and/or Canadian Legend, as applicable, in the name requested, representing the appropriate aggregate number of securities.

2.11                                                                        Trustee Not Bound to Make Enquiries

The Trustee, prior to the certification and delivery of any Debentures, under any of the provisions of this Article 2, shall not be bound to make any enquiry or investigation as to the correctness of the matters set out in any of the resolutions, opinions, certificates or other documents required by the provisions of this Trust Indenture, but shall be entitled to accept without verification thereof and act upon the said resolutions, opinions, certificates and other documents.  The Trustee may nevertheless, in its sole discretion, require further proof in cases where it deems further proof desirable.

2.12                                                                        Restrictions on Use of Proceeds

The Corporation shall be entitled to use the proceeds realized by it from the issue of the Debentures:

(a)                                  firstly, for the payment of costs, fees and expenses in connection with the issue of this Trust Indenture and the Debentures;

(b)                                 secondly, to pay Surge U.S. Cdn. $630,000 and Deep Well Oil & Gas (Alberta), Ltd. and Northern Alberta Oil Ltd. an aggregate of U.S. $1,000,000 contemporaneous with the closing of the first issue of Debentures; and

(c)                                  thirdly, for general corporate purposes, including capital expenditures and the acquisition, exploration and development of resource properties.

The Corporation shall not use the proceeds realized by it from the issue of the Debentures:  (i) subject only to paragraph (b) above, to pay or loan (directly to or on behalf of) any amount to any director, officer, shareholder or Affiliate of the Corporation for any purpose; or (ii) for capital expenditures or acquisitions relating to resource properties outside of the Province of Alberta.

ARTICLE 3
SECURITY

3.1                                                                               Security

To secure the payment, performance and satisfaction in full of each and every Obligation, the Corporation hereby (subject to the exceptions contained in Sections 3.3 and 3.4):

(a)                                  assigns, transfers, mortgages, pledges and charges in favour of the Trustee, for and on behalf of each Debentureholder, and grants to and in favour of the Trustee, for and on behalf of each Debentureholder, a continuing security interest in and to all of the Corporation’s present and after-acquired personal property; and

(b)                                 assigns, transfers, mortgages, pledges and charges as and by way of a floating charge to and in favour of the Trustee, for and on behalf of each Debentureholder, and grants to and in favour of the Trustee, for and on behalf of each Debentureholder, a continuing security interest in and to all of the undertaking and all the property and assets, rights and things of the Corporation both present and future, legal or equitable, of which the Corporation may be possessed or to which it may be entitled or which may hereafter be acquired by the Corporation, including all its right, title, estate and interest in and to any and all real, personal or mixed property, now owned or hereafter acquired by the Corporation and all proceeds and products of, all accessions to, and all substitutions and replacements of, any of the foregoing;

TO HAVE AND TO HOLD the Collateral and the Charge and all rights hereby conferred unto the Trustee, for and on behalf of each Debentureholder.

3.2                                                                               Attachment

The Corporation acknowledges conclusively that the Corporation and the Trustee intend the Charge in the Collateral to attach immediately upon the execution of this Trust Indenture, except in the case of Collateral in which the Corporation subsequently acquires rights, in which case the Charge shall attach contemporaneously with the Corporation acquiring rights therein without the need for any further or other deed, act or consideration.  The Charge shall be effective and shall attach as of the date hereof whether the monies hereby secured or any part thereof shall become owing by the Corporation before or after or upon the date of execution of this Trust Indenture.  The Corporation acknowledges conclusively that value has been given.

3.3                                                                               Leases

The last day of any term reserved by any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Corporation, is hereby excepted from the Charge and does not and shall not form part of the Collateral, but the Corporation shall stand possessed of the reversion remaining in the Corporation of any leasehold premises for the time being demised as aforesaid upon trust to assign and dispose thereof as the Trustee shall direct and upon any sale of the leasehold premises, or any part thereof, the Trustee, for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof in any purchaser or purchasers thereof, shall be entitled by deed or writing to appoint such purchaser or purchasers or any other Person or Persons as trustee or trustees of the aforesaid reversion of any such term or any renewal thereof in the place of the Corporation and to vest same accordingly in the new trustee or trustees so appointed freed and discharged from any obligation respecting same.

3.4                                                                               Contractual Rights

In the event the validity and effectiveness of the Charge over any of the Collateral requires the consent, approval or waiver of a third Person in order to be effective as against such third Person, the Charge with respect to any such Collateral shall be effective as against the Corporation and all Persons other than such third Person and shall be effective as against such third Person when the applicable consent, approval or waiver is obtained, retroactively, to the fullest extent legally possible, to the later of the date hereof or the date such consent, approval or waiver is obtained or becomes effective, as applicable, and until such consent, approval or waiver is obtained, the Corporation shall (subject to the other terms hereof) stand possessed of such Collateral upon trust to assign and dispose thereof as the Trustee shall for such purposes direct.

3.5                                                                               Permitted Activities

Until an Event of Default occurs, the Corporation shall be entitled to:

(a)                                  sell, assign, dispose of and otherwise deal with the Collateral in the ordinary course of business, excluding the sale, assignment or disposition of any right, interest or claim acquired by the Corporation pursuant to the Farmout Agreement; and

(b)                                 retain full possession of the Collateral and explore, operate, manage, develop, use and enjoy the same and every part thereof in the ordinary course of business; provided that the Corporation shall not make, give, grant, create or permit to exist any mortgage, charge, encumbrance or other security interest in, on, over or in respect of the Collateral to any other Person, save and except for the Permitted Encumbrances.

3.6                                                                               Liability of Trustee

Neither the Trustee nor any Receiver shall (i) be responsible or liable for any debts contracted by it, for damages to Persons or property, for salaries or for non-fulfilment of contracts during any period when the Trustee or any Receiver shall manage or be in possession of the Collateral; (ii) be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable; (iii)  be bound to do, observe or perform or to see to the observance or performance by the Corporation of any obligations or covenants imposed upon the Corporation; or (iv) in the case of any chattel paper, security or instrument, be obligated to preserve rights against any other Persons.  The Corporation hereby waives any provision of Applicable Law permitted to be waived by it which imposes higher or greater obligations upon the Trustee or any Receiver than aforesaid.

3.7                                                                               Mandatory Provisions of Applicable Law

Subject to Section 3.8, all rights, remedies, and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any mandatory provision of Applicable Law and all the provisions of this Trust Indenture are intended to be subject to all mandatory provisions of Applicable Law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Trust Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any mandatory provisions of Applicable Law.  Subject to Section 3.8, if any mandatory provision of Applicable Law shall provide for different or additional requirements than or to those specified herein as prerequisites to or incidental to the realization, sale or foreclosure of the Charge or any part thereof, then, to that extent, such laws shall be deemed to have been set forth herein at length, and any conflicting provisions hereof shall be disregarded, and the method of realization, sale or foreclosure of the Charge required by any such laws shall, insofar as may be necessary, be substituted herein as the method of realization, sale or foreclosure in lieu of that set forth above.  Any provision hereof contrary to mandatory provisions of Applicable Law shall be deemed to be ineffective and shall be severable from and not invalidate any other provision of this Trust Indenture.

3.8                                                                               Waivers of Applicable Laws

To the extent not prohibited by Applicable Law, the Corporation hereby waives its rights, if any, under all provisions of Applicable Law that would in any manner, limit, restrict or otherwise affect the Trustee’s rights and remedies hereunder or impose any additional obligations on the Trustee.  The Corporation waives the right to receive any financing statement or any verification statement issued by any registry that confirms registration of a financing statement relating to this Trust Indenture.

3.9                                                                               Further Assurances

The Corporation hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, transfers, assignments and assurances as the Trustee may reasonably require for the better accomplishing and effectuating the purpose of this Trust Indenture, including the execution and delivery of indentures supplemental hereto more particularly describing the Collateral or to correct or amplify the description of the Collateral or to better assure, convey and confirm unto the Trustee any of the Collateral.  Upon the execution of any supplemental indenture under this Section, this Trust Indenture shall be modified in accordance therewith, and each such supplemental indenture shall form part of this Trust Indenture for all purposes.

3.10                                                                        Registration

The Corporation will ensure that this Trust Indenture and all documents, caveats, security notices, financing statements and financing change statements in respect thereof, are promptly filed and re-filed, registered and re-registered and deposited and re-deposited, in such manner, in such offices and places, and at such times and as often as may be required by Applicable Law or as may be necessary or desirable to perfect and preserve the Charge as a first priority Security Interest subject only to Permitted

Encumbrances and will promptly provide the Trustee with evidence (satisfactory to the Trustee) of such filing, registration and deposit; provided that the Corporation shall have 10 Business Days following the issuance of the first Debentures hereunder to register this Trust Indenture as a fixed charge against the resource properties of the Corporation pursuant to the Land Titles Act (Alberta) and the Mines and Minerals Act (Alberta) and, upon receipt, to provide the Trustee with evidence of such registrations.

3.11                                                                        Discharge

Upon the full and final payment and performance of the Obligations, this Trust Indenture and the rights hereby granted shall, at the request of the Corporation, be terminated and thereupon the Trustee shall at the request and at the expense of the Corporation cancel and discharge the Charge and execute and deliver to the Corporation such deeds and other instruments as shall be requisite to cancel and discharge the Charge.  Further, this Trust Indenture shall continue to be effective or be reinstated, as the case may be, if for any reason at any time any payment or performance of the Obligations, or any part thereof, is rescinded, reversed, nullified, rendered void or voidable or such payment must otherwise be restored, refunded, returned or reimbursed by the Trustee or a Debentureholder.

3.12                                                                        Partial Discharge

No postponement or partial release or discharge of the Charge in respect of all or any part of the Collateral shall in any way operate or be construed so as to release and discharge the Charge except as therein specifically provided, or so as to release or discharge the Corporation from its liability to fully pay and satisfy the Obligations.  The Debentureholders, by their acceptance of a Debenture, specifically authorize the Trustee to execute and deliver to the Corporation partial discharges of the Charge to give effect to any permitted disposition of the Collateral contemplated by Section 3.5.

3.13                                                                        Additional Security

Nothing in this Trust Indenture contained shall detract from or limit the absolute obligation of the Corporation to make payment of this Trust Indenture and of all monies owing hereunder at the time and in the manner provided in this Trust Indenture and to perform or observe any other act or condition which it is required to perform or observe hereunder whether or not the Charge is operative, and the rights under this Trust Indenture shall be in addition to and not in substitution for any other Security Interests of any and every character now or hereafter held by the Trustee for the Obligations.

ARTICLE 4
SUBORDINATION OF DEBENTURES

4.1                                                                               Subordination

The Corporation, and each Debentureholder by its acceptance of a Debenture, agrees to the following subordination, postponement and priority:

(a)                                  subject to the payment of the Subordinated Obligations as permitted by Section 4.4, the payment of all Subordinated Obligations is hereby postponed and subordinated to the payment in full of all Permitted Senior Debt and the Debentureholders will not, and will not permit any representative thereof to, directly or indirectly take or receive from the Corporation, payment of, or consideration for the reduction of, the whole or any part of the Subordinated Obligations and if a payment is received or made on the Subordinated Obligations, the Debentureholders will hold such payment in trust for the benefit of, and shall forthwith pay over in the form received to, the holders of Permitted Senior Debt; and

(b)                                 all present and future Security Interests granted by the Corporation to the holders of Permitted Senior Debt (collectively, the “Senior Security”), shall have priority over the Charge, and the Charge is hereby postponed and subordinated in all respects to the Senior Security.

4.2                                                                               Realization

The Corporation, and each Debentureholder by its acceptance of a Debenture, agrees that, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Corporation by reason of the liquidation, dissolution or winding-up of the business of the Corporation, or any sale, receivership, insolvency or bankruptcy proceedings, or assignment for the benefit of creditors, or in the event of a bulk sale of any of the assets of the Corporation, or any proceeding by or against the Corporation for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, marshalling of assets, compromise, or other proceedings (other than in respect of a bona fide merger, amalgamation or arrangement permitted by the terms of this Trust Indenture and pursuant to which a Successor Corporation assumes all of the obligations of the Corporation in respect of the Permitted Senior Debt and the Subordinated Obligations), then and in every such event:

(a)                                  all of the Permitted Senior Debt shall first be paid in full and satisfied before the Debentureholders shall be entitled to receive or retain any payment or distribution from the Corporation or any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution in respect of the Subordinated Obligations;

(b)                                 any payment or distribution of assets or securities of the Corporation of any kind or character, whether in cash, property or securities, to which the Debentureholders would be entitled in respect of the Subordinated Obligations, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of Permitted Senior Debt to the extent necessary to pay in full all the Permitted Senior Debt before any payment or distribution is made to the Debentureholders or any representative thereof in respect of the Subordinated Obligations; and

(c)                                  if any payment or distribution of assets or securities of the Corporation of any kind or character, whether in cash, property or securities, shall be received by the Debentureholders or any representative thereof before all the Permitted Senior Debt is paid in full and satisfied, the Debentureholders will hold such payment or distribution in trust for the benefit of, and shall forthwith pay over in the form received to, the holders of Permitted Senior Debt.

4.3                                                                               Subrogation of Permitted Senior Debt

If the Debentureholders shall pay any amount to the holders of Permitted Senior Debt pursuant to Sections 4.1 or 4.2, and upon the Permitted Senior Debt being paid in full and satisfied, then to the extent that the Corporation shall then be indebted to the Debentureholders under this Trust Indenture, the Debentureholders shall be subrogated to the rights of the holders of Permitted Senior Debt (without any representation or warranty from holders of the Permitted Senior Debt) and shall be entitled to receive an assignment of any and all of the documents representing the Permitted Senior Debt and to receive payments or distributions of assets of the Corporation made on the Permitted Senior Debt until the principal of, premiums and the interest thereon, shall be paid in full, as between the Corporation and the Debentureholders, to be applied to this Trust Indenture until the Subordinated Obligations shall have been paid in full and satisfied, and the effect of this Section shall in no manner reduce the amount which the Debentureholders are entitled to recover in respect of this Trust Indenture.

4.4                                                                               Payment of Obligations Permitted

Nothing contained in this Article 4 shall prevent the Corporation or the Trustee from making the following payments at the specified times to the Debentureholders (nor from the Debentureholders receiving such payments for their own account):

(a)                                  payment of all fees and expenses and all Interest when due hereunder and payment of all interest on overdue amounts when due hereunder;

(b)                                 payment of the Principal Sum and all other amounts outstanding under this Trust Indenture and the Debentures on the Maturity Date;

(c)                                  the purchase of Debentures by the Corporation; or

(d)                                 the exercise of a Conversion Right or an Exchange Right;

until, in the case of paragraphs (a), (b) and (c) above, the Debentureholders, the Corporation and the Trustee have received notice from the holders of Permitted Senior Debt that a Senior Debt Default has occurred and remains outstanding.

4.5                                                                               Enforceable by Holders of Permitted Senior Debt

The provisions of this Article 4 are intended to be enforceable directly by each Person from time to time entitled to enforce any Permitted Senior Debt.  The Corporation hereby declares itself to hold the benefits of this Article 4 in trust for each Person entitled to enforce any Permitted Senior Debt from time to time and will do and execute all such documents and things as may be necessary to enable any such Person to enforce the provisions of this Article 4.

4.6                                                                               Payment of Debentures Permitted

If the Trustee has not received written notice from or on behalf of any holder of any Permitted Senior Debt or any agent or trustee therefor, notifying the Trustee of any facts that would result in the making of any payment with respect to Debentures a contravention of the provisions of this Article 4, then the Trustee will be entitled to assume that payments accruing hereunder may be made, and that no such facts exist and the Trustee may apply any money that may be received by the Trustee at such time pursuant to any provisions of this Trust Indenture to the purposes for which the same were so received.

4.7                                                                               Notice of Default under Permitted Senior Debt

The Corporation shall give the Trustee and each Debentureholder prompt written notice of the happening of any Senior Debt Default, and prompt written notice of any cure or withdrawal thereof.

4.8                                                                               No Impairment Between Corporation and Debentureholders

Nothing herein shall impair, as between the Corporation and the Debentureholders, the obligation of the Corporation, which is unconditional and absolute, to pay the Debentureholders the Principal Sum and Interest on the Debentures in accordance with its terms, nor shall anything therein or herein prevent the Trustee or the Debentureholders from exercising all the remedies otherwise permitted by Applicable Law or hereunder upon the occurrence of any Default or Event of Default hereunder, even if the Default or Event of Default arose by reason of the Corporation being prohibited from making payment on the Subordinated Obligations in accordance with the terms of this Article 4.

4.9                                                                               Authorization of Trustee to Affect Subordination

Each Debentureholder, by its acceptance of a Debenture, authorizes and directs the Trustee to take such action on the Debentureholder’s behalf as may be necessary or appropriate to enter into contractual subordination agreements (each a “Subordination Agreement”) with holders of Permitted Senior Debt in order to implement and give effect to the terms of this Article 4; provided that the Trustee will not be obliged to take such action unless and until it has received a duly executed officers certificate confirming:

(a)                                  that the Corporation has complied with all covenants, conditions or other requirements contained in the Trust Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, constitute an Event of Default; and

(b)                                 that the subordination to be effected by the Subordination Agreement is in respect of Permitted Senior Debt and Senior Security, all as contemplated by Section 4.1.

Without limiting or restricting the provisions of this Section 4.9, each Debentureholder, by its acceptance of a Debenture (i) specifically authorizes and directs the Trustee to, and specifically acknowledges, understands and agrees that the Trustee may, execute and deliver Subordination Agreements to holders of Permitted Senior Debt, and (ii) acknowledges and agrees to be bound by the provisions of each Subordination Agreement to the extent such provisions are in accordance with the terms of this Trust Indenture.

ARTICLE 5
EXERCISE OF CONVERSION RIGHT

5.1                                                                               Conversion Right

(a)                                  Upon and subject to the terms and conditions of this Article 5, each Debentureholder shall have the right, at its option, at any time and from time to time prior to 5:00 p.m. (Calgary time) on the Business Day prior to the Maturity Date, to convert the Principal Sum of its Debenture, in whole or in whole multiples of Cdn. $1,000, into fully paid and non-assessable Common Shares at the Conversion Price in effect on the Conversion Date.

(b)                                 The Conversion Right shall entitle the Debentureholder to receive:

(i)                                     Common Shares; and

(ii)                                  all accrued and unpaid Interest (including overdue Interest) on the Principal Sum so converted up to the Conversion Date.

(c)                                  Subject to Section 5.5, a Debentureholder may exercise the Conversion Right by surrendering its Debenture to the Trustee and giving notice to the Corporation and the Trustee, prior to the Maturity Date, specifying the following:

(i)                                     the Principal Sum in respect of which the Conversion Right is being exercised;

(ii)                                  the address of the Debentureholder which is to appear on the Share Register of the Corporation;

(iii)                               the address where the new Debenture, if any, representing the unconverted portion of its Debenture may be sent; and

(iv)                              the number of Common Shares the Debentureholder is currently the beneficial owner of.

5.2                                                                               Deemed Conversion Upon Going Public Transaction

(a)                                  Upon the occurrence of a Going Public Transaction on or prior to the Maturity Date, the Debentureholders shall and shall be deemed to exercise their Conversion Right pursuant to Section 5.1 and, subject to the Debentureholders complying with Section 5.1(c), the Corporation shall issue Common Shares in respect of such conversion to the Debentureholder.

(b)                                 In the event that a Going Public Transaction is completed at a price per Common Share (or cash and stock value per share) below Cdn. $1.15 (subject to adjustment pursuant to Article 8), the deemed exercise of the Debentureholder’s Conversion Right pursuant to Section 5.2(a) and Section 5.1 shall be completed at a deemed Conversion Price equal to the then current Conversion Price multiplied by a ratio, the numerator of which is the price per Common Share (or cash and stock value per share) that the Going Public Transaction was completed at, and the denominator of which is Cdn. $1.15 (subject to adjustment pursuant to Article 8).

5.3                                                                               Deemed Conversion of Exchanged Debentures

Upon the exercise of the Exchange Right pursuant to Section 6.1(a), Surge U.S. shall, as the resultant Debentureholder, be deemed to have exercised its Conversion Right pursuant to Section 5.1.

5.4                                                                               Effect of Exercise of Conversion Right

(a)                                  Upon the exercise of the Conversion Right pursuant to Section 5.1, 5.2 or 5.3, and subject to Section 5.5, the Common Shares subscribed for shall be deemed to have been issued and the applicable Debentureholder shall be deemed to have become the holder of record of such Common Shares on the Conversion Date unless the transfer registers of the Corporation shall be closed on such date (including by application of any Applicable Law), in which case the Common Shares subscribed for shall be deemed to have been issued and such Debentureholder deemed to have become the holder of record of such Common Shares, on the date on which such transfer registers are reopened.

(b)                                 Within 5 Business Days after the Conversion Date, the Corporation shall cause to be delivered to such Debentureholder, as specified in the exercise notice referred to in Section 5.1(c), a share certificate for the appropriate number of Common Shares acquired and a calculation of any adjustment to the original Conversion Price; provided that such Debentureholder simultaneously surrenders its Debenture to the Trustee for cancellation, in whole or in part, as applicable.

5.5                                                                               Partial Exercise of Conversion Right; Fractions

(a)                                  A Debentureholder may elect to convert less than the whole Principal Sum (in whole multiples of Cdn. $1,000) of its Debenture, in which case such Debentureholder upon such exercise shall, in addition, be entitled to receive, without charge therefor, a new Debenture in respect of the balance of the Principal Sum which is not converted.

(b)                                 Notwithstanding anything herein contained including any adjustment provided for in Article 8, the Corporation shall not be required, upon the exercise of the Conversion Right, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares.

5.6                                                                               Cancellation and Destruction of Debentures

Any portion of a Debenture converted under this Article 5 shall forthwith be cancelled by the Corporation and the Trustee and no Debenture shall be issued in substitution for the portion so cancelled.

5.7                                                                               Expiration of Conversion Right

On the Maturity Date, the Conversion Right shall cease and terminate with respect to any amount of the Principal Sum which has not been converted except to the extent that a Debentureholder has not received certificates representing the Common Shares issued upon exercise of the Conversion Right, in which instance such Debentureholder’s rights hereunder shall continue until it has received that to which it is entitled hereunder.

5.8                                                                               Securities Restrictions

Notwithstanding anything herein contained, Common Shares will only be issued pursuant to the Conversion Right in compliance with Applicable Securities Laws, and without limiting the generality of the foregoing, the certificates representing the Common Shares thereby issued will bear such legend as may, in the opinion of Counsel, be necessary in order to avoid a violation of any Applicable Securities Laws or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, such legends are no longer necessary in order to avoid a violation of any such laws, and the holder of any such legended certificates provides the Corporation with evidence satisfactory in form and substance to the Corporation to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Corporation in exchange for certificates which do not bear such legend.

5.9                                                                               Debentureholders not a Shareholder

Nothing in this Trust Indenture shall, in itself, confer or be construed as conferring upon the Debentureholders any right or interest whatsoever as a shareholder of the Corporation, including the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

5.10                                                                        Charges for Conversion or Transfer

In the event the Corporation is required to deduct or withhold any tax from payments due under the Debentures to the Debentureholder or in connection with the exercise of the Conversion Right, the Corporation shall so deduct or withhold and pay over to the taxing authority imposing such tax the amount required to be deducted or withheld and the amounts otherwise payable to the Debentureholder will be reduced accordingly.

ARTICLE 6
EXERCISE OF EXCHANGE RIGHT

6.1                                                                               Exchange Right

(a)                                  Upon and subject to the terms and conditions of this Article 6, each Debentureholder shall have the right, at its option, on June 30 and December 31 of each year prior to the Maturity Date to deliver its Debentures, in whole or in whole multiples of Cdn. $1,000.00, in exchange for fully paid and non-assessable Surge U.S. Common Shares at the Exchange Price in effect on the Exchange Date in respect of the U.S. Dollar equivalent amount of the Principal Sum of the Debentures so delivered calculated at the Exchange Rate.

(b)                                 The Exchange Right shall entitle the Debentureholder to receive:

(i)                                     from Surge U.S., Surge U.S. Common Shares; and

(ii)                                  from the Corporation, all accrued and unpaid Interest (including overdue Interest) on the Principal Sum of the Debentures so exchanged up to the Exchange Date;

(c)                                  Subject to Section 6.3, a Debentureholder may exercise the Exchange Right by surrendering its Debenture to the Trustee and giving notice to each of the Corporation, Surge U.S. and the Trustee at least 3 Business Days prior to the Exchange Date, specifying the following:

(i)                                     the Principal Sum in respect of which the Exchange Right is being exercised;

(ii)                                  the address of the Debentureholder which is to appear on the share register of Surge U.S.;

(iii)                               the address where the new Debenture, if any, representing the unexchanged portion of its Debenture may be sent; and

(iv)                              the number of Surge U.S. Common Shares the Debentureholder is currently the beneficial owner of.

6.2                                                                               Affect of Exercise of Exchange Right

(a)                                  Upon the exercise of the Exchange Right pursuant to Section 6.1 and subject to Section 6.3, the Surge U.S. Common Shares subscribed for shall be deemed to have been issued and the applicable Debentureholder shall be deemed to have become the holder of record of such Surge U.S. Common Shares on the Exchange Date unless the transfer registers of Surge U.S. shall be closed on such date (including by application of any Applicable Law), in which case the Surge U.S. Common Shares subscribed for shall be deemed to have been issued and such Debentureholder deemed to have become the holder of record of such Surge U.S. Common Shares, on the date on which such transfer registers are reopened.

(b)                                 Within 5 Business Days after the Exchange Date, Surge U.S. shall cause to be delivered to such Debentureholder, as specified in the exercise notice referenced in Section 6.1(c), a share certificate for the appropriate number of Surge U.S. Common Shares acquired and a calculation of any adjustment to the original Exchange Price; provided that such Debentureholder simultaneously surrenders its Debenture to the Trustee for cancellation, in whole or in part, as applicable.

6.3                                                                               Partial Exercise of Exchange Rights; Fractions

(a)                                  A Debentureholder may elect to exchange less than the whole Principal Sum (in whole multiples of Cdn. $1,000.00) of its Debenture, in which case such Debentureholder upon such exercise shall, in addition, be entitled to receive, without charge therefore, a new Debenture in respect of the balance of the Principal Sum which is not exchanged.

(b)                                 Notwithstanding anything herein contained including any adjustment provided for in Article 8, Surge U.S. shall not be required, upon the exercise of the Exchange Right, to issue fractions of Surge U.S. Common Shares or to distribute certificates which evidence fractional Surge U.S. Common Shares;

6.4                                                                               Cancellation and Destruction of Debentures

Any portion of a Debenture exchanged under this Article 6 shall forthwith be cancelled by the Corporation and the Trustee and no Debenture shall be issued in substitution for the portions so cancelled.

6.5                                                                               Expiration of Exchange Right

On the Maturity Date, the Exchange Right shall cease and terminate with respect to any amount of the Principal Sum which has not been exchanged except to the extent that a Debentureholder has not received certificates representing the Surge U.S. Common Shares issued upon exercise of the Exchange Right, in which instance such Debentureholder’s rights hereunder shall continue until it has received that to which it is entitled hereunder.

6.6                                                                               Securities Restrictions

Notwithstanding anything herein contained, Surge U.S. Common Shares will only be issued pursuant to the Exchange Right in compliance with Applicable Securities Laws, and without limiting the generality of the foregoing, the Certificates representing the Surge U.S. Common Shares thereby issued will bear such legend as may, in the opinion of Counsel, be necessary in order to avoid a violation of any Applicable Securities Laws or to comply with the requirements of any stock exchange upon which the Surge U.S. Common Shares are listed, provided that if, at any time, such legends are no longer necessary in order to avoid a violation of any such laws, and the holder of any such legended certificates provides Surge U.S. with evidence satisfactory in form and substance to Surge U.S. to the effect that such holder is entitled to sell or otherwise transfer such Surge U.S. Common Shares in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to Surge U.S. in exchange for certificates which do not bear such legend.

6.7                                                                               Debentureholders not a Shareholder

Nothing in this Trust Indenture shall, in itself confer or be construed as conferring upon the Debentureholders any right or interest whatsoever as a shareholder of Surge U.S., including the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of Surge U.S., or the right to receive dividends and other distributions.

6.8                                                                               Charges for Exchange or Transfer

In the event that Surge U.S. is required to deduct or withhold any tax in connection with the exercise of the Exchange Right, Surge U.S. shall so deduct or withhold and pay over to the taxing authority imposing such tax the amount required to be deducted or withheld and the amounts otherwise payable to the Debentureholder will be reduced accordingly.

ARTICLE 7
REDEMPTION, RETRACTION AND REPAYMENT

7.1                                                                               Redemption

The Debentures are not redeemable by the Corporation at any time prior to the Maturity Date except in accordance with this Section 7.1 in respect of a Change of Control.

(a)                                  Contemporaneous with the occurrence of a Change of Control, and subject to the provisions and conditions of this Section 7.1, the Corporation shall be obligated to offer to purchase the Debentures on the following terms and conditions:

(i)                                     At least 14 Business Days prior to the scheduled occurrence of a Change of Control, the Corporation shall deliver to the Trustee, and the Trustee shall promptly deliver to the Debentureholders, a notice stating that there will be a Change of Control and specifying the circumstances and parties surrounding such event (a “Change of Control Notice”) together with an offer in writing (the “Change of Control Offer”) to purchase all then outstanding Debentures upon the occurrence of the Change of Control at a price equal to:

(A)                              115% of the Principal Sum thereof, where such Change of Control occurs on or before September 30, 2006; or

(B)                                120% of the Principal Sum thereof, where such Change of Control occurs after September 30, 2006;

(the “Offer Price”) plus accrued and unpaid interest on such Debentures up to, but excluding, the date of acquisition by the Corporation of such Debentures (collectively, the “Total Offer Price”).  The Change of Control Offer shall be open for acceptance by each Debentureholder for a period of not less than 10 Business Days.

(ii)                                  The Corporation shall, on or before 11:00 a.m. (Calgary time) on the Business Day of the occurrence of the Change of Control, deposit with the Trustee such sums of money as may be sufficient to pay the Total Offer Price for each of the Debentures to be purchased or redeemed by the Corporation pursuant to accepted Change of Control Offers.  The Corporation shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses that may be incurred by the Trustee in connection with such purchase and/or redemption, as the case may be.  Every such deposit shall be irrevocable.  From the sums so deposited, the Trustee shall pay or cause to be paid to the holders of such Debentures, the Total Offer Price to which they are entitled on the Corporation’s purchase or redemption.

(iii)                               Debentures for which holders have accepted the Change of Control Offer by delivering a signed copy of the Change of Control Offer along with their Debenture Certificate to the Trustee shall become due and payable at the Total Offer Price on the date of occurrence of the Change of Control, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after such date of occurrence of the Change of Control, if the money necessary to purchase or redeem the Debentures shall have been deposited as provided in this Section 7.1 and affidavits or other proofs satisfactory to the Trustee as to the publication and/or mailing of the Change of Control Notice shall have been lodged with it, interest on the Debentures shall cease.  If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

(iv)                              In case the holder of any Debenture who has accepted a Change of Control Offer shall fail on or before the date of occurrence of the Change of Control so to surrender such holder’s Debenture or shall not accept payment of the moneys payable, or give such receipt therefor, if any, as the Trustee may require, such moneys may be set aside in trust, either in the deposit department of the Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside and the Debentureholder shall have no other right except to receive payment of the moneys so paid and deposited, upon surrender and delivery up of such holder’s Debenture.  In the event that any money required to be deposited hereunder with the Trustee on account of principal, premium, if any, or interest, if any, on Debentures issued hereunder shall remain so deposited for a period of six years from the date of occurrence of the Change of Control, then such moneys, together with any accumulated interest thereon, shall at the end of such period be paid over or delivered over by the Trustee to the Corporation and the Trustee shall not be responsible to Debentureholders for any amounts owing to them.  Notwithstanding the foregoing, the Trustee will pay any remaining funds deposited hereunder prior to the expiry of six years after the date of occurrence of the Change of Control to the Corporation upon receipt from the Corporation of an unconditional letter of credit from a Schedule A Canadian chartered bank in an amount equal to or in excess of the amount of the remaining funds.  If the remaining funds are paid to the Corporation prior to the expiry of six years after the date of occurrence of the Change of Control, the Corporation shall reimburse the Trustee for any amounts required to be paid by the Trustee to a holder of a Debenture pursuant to the Change of Control Offer after the date of such payment of the remaining funds to the Corporation but prior to six years after the date of occurrence of the Change of Control.

(v)                                 All Debentures redeemed and paid under this Section 7.1(a) shall forthwith be delivered to the Trustee and cancelled and no Debentures shall be issued in substitution therefor.

7.2                                                                               Non-Retractable

Except as specifically provided in this Trust Indenture, the Debentureholders shall have no right to obligate the Corporation to repurchase the Debentures prior to the Maturity Date.

7.3                                                                               Repayment at the Maturity Date

The Debentures shall be repayable in full as to the Principal Sum, together with all accrued and unpaid Interest then outstanding hereunder, as well as any and all other sums then payable by the Corporation to the Trustee and the Debentureholders hereunder, on the Maturity Date.

ARTICLE 8
ADJUSTMENT ON CONVERSION PRICE

8.1                                                                               Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)                                  if and whenever at any time during the Adjustment Period, the Corporation shall:

(i)                                     subdivide, re-divide or change its outstanding Common Shares into a greater number of shares; or

(ii)                                  reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

the Conversion Price in effect on the effective date of such subdivision, re-division, change, reduction, combination or consolidation, as the case may be, shall in the case of the events referred to in (i) above, be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, re-division or change, or shall, in the case of the events referred to in (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation in each such case by multiplying the Conversion Price in effect on such effective date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares outstanding immediately after such date.  Such adjustment shall be made successively whenever any event referred to in this Section 8.1(a) shall occur;

(b)                                 if and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% the Current Market Price on such record date, the Conversion Price shall be decreased immediately after such record date so that it shall equal the amount determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus that number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable; any Common Shares owned by or held for the account of the Corporation or any Subsidiary shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into

Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be;

(c)                                  if and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) shares of any class, whether of the Corporation or any other corporation, (ii) rights, options or warrants (excluding those referred to in Section 8.1(b) and rights, options or warrants to subscribe for or purchase Common Shares or other securities convertible into or exchangeable for Common Shares at a price per share, or having a conversion or exercise price per share not less than 95% of the Current Market Price on such record date) to subscribe for or purchase Common Shares or other securities convertible into or exchangeable for Common Shares for a period expiring not more than 45 days after such record date, (iii) evidences of its Indebtedness or (iv) assets (including cash) of the Corporation or any Subsidiary, then, in each such case, the Conversion Price shall be decreased immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the fair market value (as determined by the Directors, acting reasonably, which determination shall be conclusive) of such shares, rights, options, warrants, evidences of Indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price; and Common Shares owned by or held for the account of the Corporation or any Subsidiary shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such shares or rights, options or warrants or evidences of Indebtedness or assets actually distributed, as the case may be;

(d)                                 if and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Section 8.1(a) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, each Debentureholder shall, upon the exercise of the Conversion Right, be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of Common Shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that each Debentureholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, such Debentureholder had been the registered holder of the number of Common Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of the Conversion Right and a contemporaneous and equal adjustment shall be made to the Conversion Price.  To give effect to or to evidence the provisions of this Section 8.1(d), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement which shall provide for the application of the provisions set forth in this Trust Indenture with respect to the rights and interests thereafter of the Debentureholders to the end that the provisions set forth in this Trust Indenture shall thereafter correspondingly be made applicable with respect to any shares, other securities or property to which the Debentureholders are entitled on the exercise of the Conversion Right; and

(e)                                  the adjustments provided for in this Section 8.1 are cumulative, and shall, in the case of adjustments to the Conversion Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 8.1.

8.2                                                                               Adjustment of Surge U.S. Exchange Price

The Exchange Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)                                  if and whenever at any time during the Adjustment Period, Surge U.S. shall:

(i)                                     subdivide, re-divide or change its outstanding Surge U.S. Common Shares into a greater number of shares; or

(ii)                                  reduce, combine or consolidate its outstanding Surge U.S. Common Shares into a smaller number of shares;

the Exchange Price in effect on the effective date of such subdivision, re-division, change, reduction, combination or consolidation, as the case may be, shall in the case of the events referred to in (i) above, be decreased in proportion to the number of outstanding Surge U.S. Common Shares resulting from such subdivision, re-division or change, or shall, in the case of the events referred to in (ii) above, be increased in proportion to the number of outstanding Surge U.S. Common Shares resulting from such reduction, combination or consolidation in each such case by multiplying the Exchange Price in effect on such effective date by a fraction of which the numerator shall be the total number of Surge U.S. Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Surge U.S. Common Shares outstanding immediately after such date.  Such adjustment shall be made successively whenever any event referred to in this Section 8.2(a) shall occur;

(b)                                 if and whenever at any time during the Adjustment Period, Surge U.S. shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Surge U.S. Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Surge U.S. Common Shares (or securities convertible or exchangeable into Surge U.S. Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% the Current Market Price on such record date, the Exchange Price shall be decreased immediately after such record date so that it shall equal the amount determined by multiplying the Exchange Price in effect on such record date by a fraction, of which the numerator shall be the total number of Surge U.S. Common Shares outstanding on such record date plus that number of Surge U.S. Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Surge U.S. Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price, and of which the denominator shall be the total number of Surge U.S. Common Shares outstanding on such record date plus the total number of additional Surge U.S. Common Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable; any Surge U.S. Common Shares owned by or held for the account of Surge U.S. or any Subsidiary shall be deemed not to be outstanding for the purpose of any such computation;

such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Exchange Price shall be readjusted to the Exchange Price which would then be in effect if such record date had not been fixed or to the Exchange Price which would then be in effect based upon the number of Surge U.S. Common Shares (or securities convertible or exchangeable into Surge U.S. Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be;

(c)                                  if and whenever at any time during the Adjustment Period, Surge U.S. shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Surge U.S. Common Shares of (i) shares of any class, whether of Surge U.S. or any other corporation, (ii) rights, options or warrants (excluding those referred to in Section 8.2(b) and rights, options or warrants to subscribe for or purchase Surge U.S. Common Shares or other securities convertible into or exchangeable for Surge U.S. Common Shares at a price per share, or having a conversion or exercise price per share not less than 95% of the Current Market Price on such record date) to subscribe for or purchase Surge U.S. Common Shares or other securities convertible into or exchangeable for Surge U.S. Common Shares for a period expiring not more than 45 days after such record date, (iii) evidences of its Indebtedness or (iv) assets (including cash) of Surge U.S. or any Subsidiary, then, in each such case, the Exchange Price shall be decreased immediately after such record date so that it shall equal the price determined by multiplying the Exchange Price in effect on such record date by a fraction, of which the numerator shall be the total number of Surge U.S. Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the fair market value (as determined by the Board of Directors of Surge U.S., acting reasonably, which determination shall be conclusive) of such shares, rights, options, warrants, evidences of Indebtedness or assets so distributed, and of which the denominator shall be the total number of Surge U.S. Common Shares outstanding on such record date multiplied by such Current Market Price; and Surge U.S. Common Shares owned by or held for the account of Surge U.S. or any Subsidiary shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Exchange Price shall be readjusted to the Exchange Price which would then be in effect if such record date had not been fixed or to the Exchange Price which would then be in effect based upon such shares or rights, options or warrants or evidences of Indebtedness or assets actually distributed, as the case may be;

(d)                                 if and whenever at any time during the Adjustment Period, there is a reclassification of the Surge U.S. Common Shares or a capital reorganization of Surge U.S. other than as described in Section 8.2(a) or a consolidation, amalgamation, arrangement or merger of Surge U.S. with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of Surge U.S. as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, each Debentureholder shall, upon the exercise of the Exchange Right, be entitled to receive and shall accept, in lieu of the number of Surge U.S. Common Shares then sought to be acquired by it, the number of Surge U.S. Common Shares or other securities or property of Surge U.S. or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that each Debentureholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, such Debentureholder had been the registered holder of the number of Surge U.S. Common Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of the Exchange Right and a contemporaneous and equal adjustment shall be made to the

Exchange Price.  To give effect to or to evidence the provisions of this Section 8.2(d), Surge U.S., its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement which shall provide for the application of the provisions set forth in this Trust Indenture with respect to the rights and interests thereafter of the Debentureholders to the end that the provisions set forth in this Trust Indenture shall thereafter correspondingly be made applicable with respect to any shares, other securities or property to which the Debentureholders are entitled on the exercise of the Exchange Right;

(e)                                  in any case in which it is required that an adjustment be made to the Exchange Price, no such adjustment shall be made if, subject to the prior approval of any applicable exchange on which the Surge U.S. Common Shares are listed, a Debentureholder elects to receive the rights, options or warrants referred to in Section 8.2(b) or the shares rights, options, warrants, evidences of Indebtedness or assets referred to in Section 8.2(c), as the case may be, in such kind and number as it would have received if it had been a holder of Surge U.S. Common Shares on the applicable record date or effective date, as the case may be, by virtue of the Principal Sum having then been exchanged into Surge U.S. Common Shares at the Exchange Price in effect on the applicable record or effective date, as the case may be; and

(f)                                    the adjustments provided for in this Section 8.2 are cumulative, and shall, in the case of adjustments to the Exchange Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 8.2.

8.3                                                                               Protection of Trustee

The Trustee shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any fact exists which may require any adjustment in the Conversion Price or the Exchange Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same and shall not be responsible for any failure of the Corporation to make any payment or issue, transfer or deliver securities upon the surrender of any Debenture for the purpose of conversion or exchange, or to comply with any of the covenants of the Corporation or Surge U.S. contained in this Article.

8.4                                                                               Entitlement to Shares on Exercise of Conversion Right

All shares of any class or other securities which a Debentureholder is at the time in question entitled to receive on the exercise of the Conversion Right or the Exchange Right (as applicable), whether or not as a result of adjustments made pursuant to this Article 8, shall, for the purposes of the interpretation of this Trust Indenture, be deemed to be shares which such Debentureholder is entitled to acquire pursuant to the exercise of the Conversion Right or the Exchange Right (as applicable).

8.5                                                                               No Adjustment for Stock Options

Notwithstanding anything in this Article 8, no adjustment shall be made in the Conversion Price or Exchange Price if the issue of Common Shares or Surge U.S. Common Shares is being made pursuant to this Trust Indenture or pursuant to any stock option plan in force from time to time for directors, officers or employees of the Corporation or Surge U.S.

8.6                                                                               Determination by Corporation’s Auditors

In the event of any question arising with respect to the adjustments provided for in this Article 8, such question shall be conclusively determined by the Corporation’s Auditors, or such other firm of chartered accountants mutually acceptable to the Corporation and the applicable Debentureholder, who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, such Debentureholder and all other Persons interested therein.

8.7                                                                               Proceedings Prior to any Action Requiring Adjustment

As a condition precedent to the taking of any action which would require an adjustment in any of the conversion or exchange rights pursuant hereto, including the number of Common Shares or Surge U.S. Common Shares which are to be received upon the exercise thereof, the Corporation and Surge U.S. shall take any corporate action which may, in the opinion of their Counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares or Surge U.S. Common Shares (as applicable) which the Debentureholders are entitled to receive on the full exercise of the Conversion Right or Exchange Right in accordance with the provisions hereof.

8.8                                                                               Certificate of Adjustment

Each of the Corporation and Surge U.S. shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in this Article 8, deliver a certificate of the Corporation or Surge U.S. (as applicable) to the Trustee and the Debentureholders specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

8.9                                                                               Notice of Special Matters

Each of the Corporation and Surge U.S. covenants that it will give notice to the Trustee and each Debentureholder of its intention to fix a record date that is prior to the Maturity Date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares or Surge U.S. Common Shares, as applicable.  Such notice shall specify the particulars of such event, the record date for such event and, if prepared or available as at the date that such notice is required to be given pursuant to this Section 8.9, such notice shall be accompanied by the material (i.e., proxy circulars, information booklets etc.) sent to the holders of Common Shares or Surge U.S. Common Shares, as applicable in respect of the event in question, provided that the Corporation or Surge U.S. (as the case may be) shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given.  The notice shall be given in each case not less than 14 days prior to such applicable record date.

8.10                                                                        No Action after Notice

Each of the Corporation and Surge U.S. covenants that it will not close its transfer books or take any other corporate action which might deprive the Debentureholder of the opportunity to exercise their right of conversion or exchange (as the case may be) pursuant thereto during the period of 14 days after the giving of the certificate or notices set forth in Sections 8.8 and 8.9.

ARTICLE 9
COVENANTS, REPRESENTATIONS AND WARRANTIES

9.1                                                                               Positive Covenants

The Corporation hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Debentureholder that it shall:

(a)                                  Payment and Performance:  duly and punctually pay all amounts due by it hereunder and under the Debentures and shall perform all other obligations on its part to be performed under the terms of this Trust Indenture at the times and places and in the manner provided for herein;

(b)                                 Corporate Existence:  maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and register and qualify and remain registered and qualified as a corporation authorized to carry on business under the laws of each jurisdiction in which the nature of any business conducted by it or the character of any properties and assets owned or leased by it requires such registration and qualification;

(c)                                  Insurance:  maintain in full force and effect such policies of insurance, including public liability and property damage insurance, in such amounts issued by insurers of recognized standing covering its properties and operations as are customarily maintained by Persons engaged in the same or similar business in the localities where its properties and operations are located;

(d)                                 Compliance With Applicable Laws:

(i)                                     carry on and conduct its business and keep, maintain and operate its assets and properties in all material respects in accordance with all Applicable Laws, including Applicable Securities Laws, and in a good and workmanlike manner and in accordance with sound industry practice; and

(ii)                                  observe and conform in all material respects to all valid requirements of any Governmental Approval relative to any of its assets and properties and all covenants, terms and conditions of all agreements upon or under which any of its assets and properties are held;

(e)                                  Payment of Other Obligations:  pay or cause to be paid all rents, royalties, taxes and other indebtedness to pay money validly imposed upon it, or upon its properties or assets or any part thereof, as and when the same became due and payable or shall provide adequate reserves (in accordance with GAAP) for payment of any such obligation, the payment of which is being contested in good faith;

(f)                                    Maintenance of Books and Records:  keep proper and adequate records and books of account in which true and complete entries will be made in a manner sufficient to enable the preparation of financial statements in accordance with GAAP and permit the Trustee or any Debentureholder at any time and from time to time during normal business hours to enter its premises and inspect its records, books of account and operations;

(g)                                 Use of Proceeds:  only use the proceeds received from the issuance of the Debentures in accordance with Section 2.12;

(h)                                 Defend Title to Assets:  maintain, protect and defend title to all property and assets held by it in its own capacity or on behalf of others, and take all such acts and steps as are necessary or advisable at any time and from time to time to maintain its property and assets in good standing;

(i)                                     Additional Information:  furnish to the Trustee or any Debentureholder, on request (acting reasonably), any additional information regarding its business affairs, operations (including environmental policies and reports), properties, assets and financial condition; and

(j)                                     Events of Default: give notice promptly to the Trustee of any Default or Event of Default.

9.2                                                                               Negative Covenants

Without the prior written consent of the Trustee, acting pursuant to an Extraordinary Resolution, the Corporation shall not:

(a)                                  Negative Pledge:  except for Permitted Encumbrances, create, incur, assume or suffer to exist any Security Interest, upon or with respect to any of the Collateral which ranks equal with or in priority to the Charge;

(b)                                 Indebtedness: except for Permitted Debt, create, incur or suffer to exist any Indebtedness for borrowed money that ranks equal with or in priority to the Debentures; or

(c)                                  Change of Business:  change in any material respect the nature of its business or operations.

9.3                                                                               Representations and Warranties - Corporation

The Corporation hereby represents and warrants to the Trustee and each Debentureholder and acknowledges that the Trustee and each Debentureholder is relying on such representations and warranties, that as at the date hereof:

(a)                                  the Corporation has been duly incorporated and is validly subsisting under the laws of each jurisdiction in which it carries on business and has all requisite corporate power and authority to carry on its business as now conducted by it and to own its properties and assets;

(b)                                 the authorized capital of the Corporation consists of an unlimited number of Common Shares of which there are 24,000,000 Common Shares issued and outstanding, and there are no other issued and outstanding rights, warrants, options or other securities convertible into Common Shares;

(c)                                  the Corporation has conducted and is conducting its business in compliance in all material respects with all Applicable Laws and the Corporation holds all material licences, registrations and qualifications in all jurisdictions in which the Corporation carries on business which are necessary or desirable to carry on the business of the Corporation as now conducted and as presently proposed to be conducted by it, and all such licenses, registrations or qualifications are valid and existing and in good standing;

(d)                                 the Corporation has full corporate power and authority to execute, deliver and perform its obligations under this Trust Indenture, to create and issue the Debentures and to issue the Common Shares issuable upon conversion of the Debentures;

(e)                                  this Trust Indenture has been duly and validly created;

(f)                                    the Common Shares issuable upon the conversion of the Debentures will be duly and validly authorized, allotted and reserved for issuance and, upon such conversion, will be issued as fully paid and non-assessable Common Shares; and

(g)                                 this Trust Indenture has been duly authorized, executed and delivered by the Corporation, and this Trust Indenture constitutes legal, valid and binding obligations of the Corporation enforceable against the Corporation in accordance with its terms subject to the general qualifications that:

(i)                                     enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors’ rights generally;

(ii)                                  equitable remedies, including the remedies of specific performance and injunctive relief, are available only in the discretion of the applicable court; and

(iii)                               the equitable or statutory powers of the applicable courts having jurisdiction to stay proceedings before them and the execution of judgments.

9.4                                                                               Representations and Warranties - Surge U.S.

Surge U.S. hereby represents and warrants to the Trustee and each Debentureholder and acknowledges that the Trustee and each Debentureholder is relying on such representations and warranties, that as at the date hereof:

(a)                                  Surge U.S. has been duly incorporated and is validly subsisting under the laws of each jurisdiction in which it carries on business and has all requisite corporate power and authority to carry on its business as now conducted by it and to own its properties and assets;

(b)                                 the authorized capital of Surge U.S. consists of 10,000,000 preferred shares and 75,000,000 Surge U.S. Common Shares of which there are 33,464,463 Surge U.S. Common Shares (including 7,822,366 Surge U.S. Common Shares issued to Deep Well Oil & Gas, Inc. which will be returned to treasury and cancelled) issued and outstanding, and other than options to purchase 6,706,406 Surge U.S. Common Shares and warrants to purchase 1,505,000 Surge U.S. Common Shares, there are no other issued and outstanding rights, warrants, options or other securities convertible into Surge U.S. Common Shares;

(c)                                  Surge U.S. has full corporate power and authority to execute, deliver and perform its obligations under this Trust Indenture and to issue the Surge U.S. Common Shares issuable upon exchange of the Debentures;

(d)                                 this Trust Indenture has been duly and validly created;

(e)                                  Surge U.S. does not have any right, interest or claim to any working interest, royalty or other right acquired under the Farmout Agreement;

(f)                                    the Surge U.S. Common Shares issuable upon the exchange of the Debentures will be duly and validly authorized, allotted and reserved for issuance and, upon such exchange, will be issued as fully paid and non-assessable Surge U.S. Common Shares;

(g)                                 no Securities Commission or any other securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of Surge U.S. and the Corporation is not in default of any requirement of any Applicable Securities Laws; and

(h)                                 this Trust Indenture has been duly authorized, executed and delivered by Surge U.S., and this Trust Indenture constitutes legal, valid and binding obligations of Surge U.S. enforceable against Surge U.S.  in accordance with its terms subject to the general qualifications that:

(i)                                     enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors’ rights generally;

(ii)                                  equitable remedies, including the remedies of specific performance and injunctive relief, are available only in the discretion of the applicable court; and

(iii)                               the equitable or statutory powers of the applicable courts having jurisdiction to stay proceedings before them and the execution of judgments.

9.5                                                                               Trustee May Perform Covenants

If the Corporation fails to perform any covenant on its part herein contained, the Trustee may in its discretion, but (subject to Section 9.8) need not, notify the Debentureholders of such failure or may but need not perform any of said covenants capable of being performed by it and, if any such covenant requires the payment or expenditure of money, it may but need not make such payment or expenditure with its own funds, or with money borrowed by or advanced to it for such purposes, but shall be under no obligation to do so and all sums so expended or advanced shall be repayable by the Corporation in the manner provided in Section 9.6, but no such performance or payment by the Trustee shall be deemed to relieve the Corporation from default hereunder.

9.6                                                                               Pay Trustee’s Remuneration

The Corporation will, from time to time, pay the Trustee’s reasonable remuneration for its services hereunder as agreed separately by the Corporation and the Trustee, together with all costs incurred by the Trustee pursuant to Section 12.7, and will repay to the Trustee on demand all monies which shall have been paid by the Trustee in and about the execution of the trusts hereby created, including reasonable legal fees and expenses and all costs incurred by the Trustee in complying with any laws applicable to it as a result of its duties as Trustee hereunder, with interest at a rate which is charged from time to time by the corporate trust department of the Trustee, from 30 days after the date of receipt of the invoice from the Trustee to the Corporation with respect to such expenditure until repayment, and such monies and the interest thereon, including the Trustee’s remuneration, shall be payable out of any funds coming into the possession of the Trustee in priority to any payment in respect of any of the Debentures or interest thereon.  The said remuneration shall continue to be payable until the trusts hereof shall be finally wound up and whether or not the trusts of this Trust Indenture shall be in the course of administration by or under the direction of the court.

9.7                                                                               Certificate as to Interest Rate

If the Corporation requires the Trustee to distribute Interest to the Debentureholders on an Interest Payment Date, the Corporation shall, on or before the Record Date for each Interest Payment Date occurring prior to the issuance of an Acceleration Notice, deliver to the Trustee a Certificate of the Corporation stating the amount of Interest payable on such Interest Payment Date and setting forth, in reasonable detail, a calculation of such Interest.

9.8                                                                               Certificates Relating to Default

The Corporation will, annually within 120 days after the end of its Fiscal Year and at any other reasonable time if requested by the Trustee, deliver to the Trustee a Certificate of the Corporation and Surge U.S. stating that the Corporation and Surge U.S. have complied with all covenants, conditions or other requirements contained in this Trust Indenture or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and the particulars of each such Default, the period of existence thereof and the action which the Corporation and/or Surge U.S., as applicable, is taking or proposes to take with respect thereto; provided, that, if at any time the Corporation is required by any legislation which, in the opinion of Counsel, is applicable to this Trust Indenture, to furnish the Trustee periodic certificates or reports with respect to compliance by the Corporation with the provisions of this Trust Indenture, the Corporation shall also furnish such periodic certificates or reports in addition to the aforementioned Certificate of the Corporation.

ARTICLE 10
DEFAULT

10.1                                                                        Acceleration of Maturity Date

An Event of Default shall occur upon the happening of any one or more of the following events, namely:

(a)                                  if the Corporation defaults in payment of the Principal Sum when the same becomes due and payable under this Trust Indenture;

(b)                                 if the Corporation makes default in payment of any Interest due on this Trust Indenture when the same becomes due and any such default continues thereafter for a period of 5 Business Days;

(c)                                  if the Corporation shall (i) institute or commence proceedings to be adjudicated a bankrupt or insolvent or consent to the filing of a bankruptcy or insolvency proceeding against it, (ii) file, institute or commence or otherwise take any proceeding relating to reorganization, adjustment, arrangement, composition, compromise, stay of proceedings or relief similar to any of the foregoing under any Applicable Law regarding bankruptcy, insolvency, reorganization or relief of debtors (including under the Companies’ Creditors Arrangement Act or the Bankruptcy and Insolvency Act), (iii) consent to the filing of any such proceeding, (iv) consent to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or similar official or to the liquidation, dissolution or winding-up of the Corporation or of all or a substantial part of its property and assets (v) make an assignment for the benefit of creditors, (vi) admit in writing its inability to pay its debts generally as they become due, (vii) generally not be paying its debts as they come due or otherwise be insolvent, or (viii) take any corporate or other action authorizing or in furtherance of any of the foregoing;

(d)                                 if any proceeding is filed, instituted or commenced by any Person seeking (i) to adjudicate the Corporation a bankrupt or insolvent or the liquidation, reorganization, winding-up, adjustment, arrangement, compromise, composition, stay of proceedings or similar relief of or for the Corporation under any Applicable Law regarding bankruptcy, insolvency, reorganization or relief of debtors (including under the Companies’ Creditors Arrangement Act or the Bankruptcy and Insolvency Act), or (ii) to appoint a receiver, liquidator, trustee or assignee in bankruptcy or similar official of the Corporation or of all or a substantial part of its property and assets, if such proceeding shall continue undismissed or unstayed for a period of 30 days;

(e)                                  if there shall be a breach by the Corporation or Surge U.S. of any other covenant or condition contained in this Trust Indenture and the breach is not cured within 30 days after written notice by the Trustee to the Corporation; or

(f)                                    if any representation or warranty in favour of the Trustee or the Debentureholders contained in this Trust Indenture shall prove to have been incorrect in any material respect when made and such representation or warranty (if capable of being corrected) continues to be incorrect for a period of 30 days after the Trustee gives written notice of such incorrect representation and warranty to the Corporation.

10.2                                                                        Acceleration

Upon the occurrence of an Event of Default which is continuing, the Trustee may, and shall if so required by the Debentureholders acting by Extraordinary Resolution, by notice in writing to the Corporation declare the Principal Sum and all accrued Interest thereon and other amounts owing hereunder and under the Debentures to be immediately due and payable and the same shall become immediately due and payable and the Corporation shall forthwith pay the same to the Trustee failing which all rights and remedies of the Trustee and the Debentureholders hereunder or at law or equity in respect of such non-payment shall become enforceable; provided that upon the occurrence of an Event of Default specified in Section 10.1(c) or 10.1(d), all Indebtedness hereunder shall automatically become due and payable without any requirement that notice be given to the Corporation.

10.3                                                                        Remedies - General

Upon the occurrence of a Realization Event, the Trustee, for and on behalf of the Debentureholders, may, in its absolute discretion:

(a)                                  exercise such rights and remedies as are provided by the PPSA with respect to the Collateral or any part thereof that constitutes personal property and all other rights and remedies recognized under Applicable Law against the Corporation or in respect of the Collateral or any part thereof for the enforcement of full payment and performance of all the Obligations;

(b)                                 either with or without notice, enter into and upon the Corporation’s premises and take possession of all or any part of the Collateral with full power to exclude the Corporation and additionally shall have full power and authority;

(i)                                     to carry on, manage and conduct the business operations of the Corporation respecting such Collateral and the power to borrow money in its own name or advance its own money for the purpose of such business operations, the maintenance and preservation of such Collateral or any part thereof and the making of such replacements thereof and additions thereto as it shall deem desirable and the payment of taxes, wages and other charges ranking in priority to the Charge; and

(ii)                                  to receive the revenues, incomes, issues and profits of such Collateral and to pay therefrom the costs, charges and expenses of the Trustee in carrying on the said business operations or otherwise, and all taxes, assessments and other charges against such Collateral ranking in priority to the Charge the payment of which may be necessary to preserve such Collateral, and to apply the remainder of the monies so received in the same manner as if the same arose from a sale or realization of such Collateral;

(c)                                  either after entry as aforesaid or after other entries, or without any entry, sell or dispose of the Collateral, either as a whole or in separate parcels, by private contract, at public auction, by public tender, by lease or by deferred payment arrangement;

(d)                                 make any such sale or disposition of the Collateral either for cash or upon credit and upon such reasonable conditions as to upset or reserve bid or price and terms of payment as it may deem proper; to rescind or vary any contract or sale that may have been entered into and re-sell with or under any of the powers conferred herein; to adjourn such sale from time to time; and to execute and deliver to the purchaser or purchasers of the Collateral or any part thereof, good and sufficient deed or deeds for the same, and any such sale or disposition made as aforesaid shall be a perpetual bar at law and in equity against the Corporation and all other Persons claiming the Collateral or any part or parcel thereof, by, from, through, or under the Corporation.  The Trustee and any Debentureholder may become a purchaser at any sale of the Collateral or any part thereof;

(e)                                  with or without entry or sale as aforesaid, in its discretion, proceed to protect and enforce its rights under this Trust Indenture by sale under judgment order in any judicial proceeding or by foreclosure or a suit or suits in equity or at law or otherwise whether for the specific performance of any covenant or agreement contained in this Trust Indenture or in aid of the execution of any power granted in this Trust Indenture or in aid of the execution of this Trust Indenture or for the filing of such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claim of the Trustee lodged in any bankruptcy, winding-up or other judicial proceeding, or for the enforcement of any other legal or equitable remedy as the Trustee shall deem most effective to protect and enforce any of the rights or duties of the Trustee; or

(f)                                    in lieu of appointing a Receiver as provided in Section 10.7, apply to any court or courts of competent jurisdiction for the appointment of a Receiver of the Collateral or any part thereof, with such powers as the court or courts making such appointment or appointments shall confer.

10.4                                                                        Possession

Upon the occurrence of a Realization Event, the Corporation shall on demand by the Trustee or any Receiver yield up possession of the Collateral or any part thereof as demanded by the Trustee and put no obstacle in the way of, but facilitate by all legal means, the actions of the Trustee or any Receiver hereunder and not interfere with the carrying out of the powers hereby granted to the Trustee or any Receiver.

10.5                                                                        Judgment

The Corporation covenants and agrees with the Trustee that, in the case of any judicial or other proceeding to enforce the Charge or any part thereof, judgment may be rendered against the Corporation in favour of the Trustee for any amount remaining due under this Trust Indenture or for which the Corporation may be liable hereunder, after the application to the payment thereof of the proceeds of any sale of the Collateral or any part thereof.  The covenant of the Corporation to pay Interest at the rate provided in this Trust Indenture shall not merge in any such judgment and such judgment shall bear interest at the rate set forth in this Trust Indenture until such judgment and all interest thereon has been paid in full.

10.6                                                                        Account Debtors

Upon the occurrence of a Realization Event:

(a)                                  All Persons being obligated to pay any account receivable or other debt due, owing or accruing due to the Corporation, including operators or managers under any operating agreement, management agreement, lease, or otherwise, are entitled at all times to treat and regard the Trustee as the assignee and transferee from the Corporation, entitled in the place and stead of the Corporation to receive such accounts and other debts.  The Trustee may give notice to all or any of such Persons of the Charge and to remit all such accounts and other debts directly to the Trustee, whether or not the Corporation was making collections on such Collateral prior to notification by the Trustee; and all such Persons shall be fully protected in so treating and regarding the Trustee and shall be under no obligation to see to the application in any particular manner by the Trustee of any such accounts and other debts received by it.

(b)                                 Any money collected or received by the Trustee pursuant to paragraph (a) above shall be applied in the manner set out in Section 10.15.  The Trustee shall not be liable or accountable for its failure to collect, realize, sell or obtain payment of accounts, chattel paper, instruments, intangibles, choses in action or rights to payment or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any right to payment of the Trustee, the Corporation or any other Person in respect thereof.

10.7                                                                        Receiver

Upon the occurrence of a Realization Event, the Trustee may in its absolute discretion appoint a Receiver of the Collateral or any part thereof and upon any such appointment by the Trustee the following provisions shall apply:

(a)                                  such appointment shall be made in writing signed by the Trustee and such writing shall be conclusive evidence for all purposes of such appointment; the Trustee may from time to time in the same manner remove any Receiver so appointed and appoint another in its stead; in making any such appointment the Trustee shall be deemed to be acting as the attorney for the Corporation and the Corporation hereby consents to the appointment of a Receiver;

(b)                                 any such appointment may be limited to any part or parts of the Collateral or may extend to the whole thereof;

(c)                                  every Receiver may, in the discretion of the Trustee, be vested with all or any of the powers, rights, benefits, discretions, protection and relief of the Trustee hereunder and shall be vested with all of the powers and protections afforded to a Receiver under Applicable Law;

(d)                                 the Trustee may from time to time fix the reasonable remuneration of the Receiver and direct the payment thereof, in priority to the other Obligations, out of the Collateral, the income therefrom or the proceeds thereof;

(e)                                  the Trustee may from time to time require any Receiver to give security for the performance of its duties and may fix the nature and amount thereof, but the Trustee shall not be bound to require such security;

(f)                                    every such Receiver may, with the consent in writing of the Trustee, borrow money for the purpose of carrying on the business of the Corporation in respect of any part of the Collateral or for the maintenance, protection or preservation of the Collateral or any part thereof, and any Receiver may issue certificates (in this Section called “Receiver’s Certificates”), for such sums as will in the opinion of the Trustee be sufficient for carrying out the foregoing, and such

Receiver’s Certificates may be payable either to order or bearer and may be payable at such time or times as the Trustee may consider expedient, and shall bear such interest as shall therein be declared and the Receiver may sell, pledge or otherwise dispose of the same in such manner as the Trustee may consider advisable and may pay such commission on the sale thereof as the Trustee may consider reasonable, and the amounts from time to time payable by virtue of such Receiver’s Certificates shall at the option of the Trustee form a charge upon the Collateral in priority to this Trust Indenture;

(g)                                 every Receiver shall, regarding its acts or omissions, be deemed the agent of the Corporation, and in no event the agent of the Trustee and the Trustee shall not, in making or consenting to such appointment, incur any liability to any Receiver for its remuneration or otherwise howsoever;

(h)                                 except as may be otherwise directed by the Trustee, all monies from time to time received by any Receiver shall be paid over to the Trustee at the place where this Trust Indenture is payable; and

(i)                                     the Trustee may pay over to any Receiver any monies constituting part of the Collateral to the extent that the same may be applied for the purposes hereof by such Receiver and the Trustee may from time to time determine what funds any Receiver shall be at liberty to keep on hand with a view to the performance of its duties as such Receiver.

10.8                                                                        Remedies Not Exclusive

No right, power or remedy herein conferred upon or reserved to the Trustee or any Receiver is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy shall, to the extent permitted by Applicable Law, be cumulative and shall be in addition to every other right, power or remedy given hereunder or now or hereafter existing at law, in equity or by statute.  Subject to Section 10.11, the Trustee shall have the power to waive any Event of Default, provided no such waiver shall be effective unless made in writing and shall not constitute a waiver of any other or subsequent Event of Default.  No delay or omission of the Trustee in the exercise of any right, power or remedy accruing upon any default shall impair any such right, power or remedy or shall be construed to be a waiver of any such default or an acquiescence therein.  Every right, power and remedy given to the Trustee or to a Receiver by this Trust Indenture or under Applicable Law may be exercised from time to time and as often as may be deemed expedient by the Trustee or such Receiver, as applicable.

10.9                                                                        Expenses

The Corporation shall pay all reasonable expenses (including legal fees and expenses on a solicitor and his own client basis) incurred by the Trustee, a Debentureholder or any Receiver in connection with the enforcement of this Trust Indenture, the realization of the Collateral, the disposition, retention, protection or collection of the Collateral and the protection and enforcement of the rights of the Trustee, each Debentureholder and any Receiver hereunder together with all remuneration paid to a Receiver and all costs, charges and expenses of or incidental to any receivership and such expenses shall become part of the Obligations, and shall, from the time they are paid by the Trustee, such Debentureholder or such Receiver until repaid by the Corporation, bear interest at the Interest Rate.

10.10                                                                 Notice of Events of Default

If an Event of Default shall occur and be continuing, the Trustee shall, within 10 days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default to the Debentureholders.

10.11                                                                 Waiver of Default

Upon the happening of any Event of Default hereunder:

(a)                                  the Debentureholders shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by Extraordinary Resolution to instruct the Trustee to waive any Event of Default and rescind and cancel any Acceleration Notice, and the Trustee shall thereupon waive the Event of Default on such terms and conditions as shall be prescribed in such requisition provided:

(i)                                     the rescission would not conflict with any judgment or decree;

(ii)                                  all existing Events of Default have been cured or waived except non-payment of the Principal Sum or Interest that has become due solely because of the Acceleration Notice;

(iii)                               interest on overdue installments of Interest and any overdue Principal Sum which has become due, otherwise than by such Acceleration Notice, has been paid;

(iv)                              the Corporation has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

(v)                                 in the event of the cure or waiver of an Event of Default of the type described in Sections 10.1(c) and 10.1(d), the Trustee shall have received an officers’ certificate and an opinion of Counsel that such Event of Default has been cured; and

(b)                                 the Trustee, so long as it has not become bound to declare the Principal Sum and Interest on the Debentures outstanding to be due and payable, or to obtain or enforce payment of the same, shall have the power to waive any Event of Default if, in the Trustee’s reasonable opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable;

provided that no act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

10.12                                                                 Certificate re Default

In addition to the Corporation’s obligations under Section 12.5(d), the Corporation shall provide a Certificate of the Corporation to the Trustee promptly upon any such officer obtaining knowledge of any Event of Default that has occurred and, if applicable, describing such Event of Default and the status thereof.  The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any Event of Default hereunder, unless and until notified in writing of such Event of Default, which notice shall distinctly specify the Event of Default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Trust Indenture conclusively assume that no Event of Default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.  Any such notice shall in no way limit any discretion given to the Trustee to determine whether or not the Trustee shall take any action with respect to any Event of Default.

10.13                                                                 Enforcement by the Trustee

(a)                                  Subject to the provisions of Section 10.15 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders, in the event the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 10.2, the Obligations, the Trustee shall pursuant to an Extraordinary Resolution, and upon being indemnified and funded to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, but subject to Article 4, proceed in its name as Trustee hereunder to obtain or enforce payment of the Obligations by such proceedings authorized by this Trust Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Trust Indenture or by suit at law or in equity as the Trustee shall deem expedient.

(b)                                 The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Trustee, or in any one or more of such capacities, but subject to Article 4, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in any Creditor Proceedings. The Trustee is hereby irrevocably appointed (and the successive respective Debentureholders by taking and holding Debentures shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Debentureholders with authority to make and file in the respective names of the Debentureholders or on behalf of the Debentureholders as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Debentureholders themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any Creditor Proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such acts and things for and on behalf of such Debentureholders as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the Debentureholders against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims, provided, however, that (i) nothing contained in this Trust Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of the Debentureholders, and (ii) all such rights shall be subject to Article 4.

(c)                                  The Trustee shall also have power at any time and from time to time, but subject to Article 4, to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interest and the interests of the Debentureholders.

(d)                                 All rights of action hereunder may be enforced, subject to Article 4, by the Trustee without the possession of any of the Debentures or the production thereof in the trial or other proceedings relative thereto.  Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the Debentureholders subject to the provisions of this Trust Indenture.  In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Trust Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all of the Debentureholders, and it shall not be necessary to make any Debentureholders party to any such proceeding.

10.14                                                                 No Suits by Debentureholders

No Debentureholder shall have any right to institute any action, suit or proceeding at law or in equity for the purposes of enforcing payment of the Principal Sum or Interest on the Debentures or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada) or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless: (i) such Debentureholder shall previously have given to the Trustee written notice of the happening of an Event of Default hereunder; (ii) the Debentureholders by Extraordinary Resolution shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose; (iii) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds or security therefor and an indemnity satisfactory to the Trustee to cover the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee shall have failed to act within a reasonable time of receipt of such notification, request and offer of funds and indemnity and such notification, request and offer of funds and indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceedings; and (v) the bringing of such action, suit or proceeding would not be contrary to Article 4.

10.15                                                                 Application of Monies by Trustee

Except as herein otherwise expressly provided, any money received by the Trustee from the Corporation pursuant to the foregoing provisions of this Article 10, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other monies in the hands of the Trustee available for such purpose as follows:

(a)                                  first, in payment or in reimbursement of the Trustee and any Receiver of its compensation, costs, charges, expenses, borrowings, advances or other monies furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in lawful relation to, this Trust Indenture, with interest thereon as herein provided;

(b)                                 second, but subject as hereinafter in this Section 10.15 provided, in payment, ratably and proportionately, to the Debentureholders on account of accrued and unpaid Interest and Interest on amounts in default; and thereafter, on account of the Principal Sum; unless otherwise directed by Extraordinary Resolution and in that case in such order or priority as between Principal Sum and Interest as may be directed by such resolution;

(c)                                  third, in payment of the surplus, if any, of such monies to the Corporation or its assigns;

provided, however, that no payment shall be made pursuant to Section 10.15(b) above contrary to Article 4 or with respect to the Principal Sum or Interest on any Debenture held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary of the Corporation (other than any Debenture pledged for value and in good faith to a Person other than the Corporation or any Subsidiary of the Corporation but only to the extent of such Person’s interest therein) except subject to the prior payment in full of the Principal Sum and Interest of all Debentures which are not so held.

10.16                                                                 Distribution of Proceeds

Payments to Debentureholders pursuant to Section 10.15(b) shall be made as follows:

(a)                                  at least 15 days’ notice of every such payment shall be given specifying the time when and the place or places where the Debentures are to be presented and the amount of the payment and the application thereof as between Principal Sum and Interest;

(b)                                 payment of any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon such indemnity being given to it as it shall deem sufficient;

(c)                                  from and after the date of payment specified in the notice, Interest shall accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice; and

(d)                                 the Trustee shall not be bound to apply or make any partial or interim payment of any monies coming into its hands if the amount so received by it, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in Section 10.15(a), is less than 5% of the Principal Sum, but it may retain the money so received by it and invest or deposit the same in accordance with Section 12.9 until the money or the investments representing the same, with the income derived therefrom, together with any other monies for the time being under its control shall be at least 5% of the Principal Sum.  The foregoing shall not apply to a final payment or distribution hereunder.

ARTICLE 11
MEETINGS OF DEBENTUREHOLDERS

11.1                                                                        Right to Convene Meeting

The Trustee or the Corporation may at any time and from time to time, and the Trustee shall on receipt of a Request of the Corporation or a Debentureholders’ Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Debentureholders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders.  In the event of the Trustee failing within 10 days after receipt of any such request and such indemnity to give notice convening a meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting.  Every such meeting shall be held in the City of Calgary, or at such other place as may be approved or determined by the Trustee.

11.2                                                                        Notice of Meetings

At least 21 days’ notice of any meeting shall be given to the Debentureholders by the Corporation or the Trustee, as the case may be, and a copy thereof shall be sent by courier to the Trustee, unless the meeting has been called by it.  Such notice shall state the time at which and place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat.  The accidental omission to give notice of a meeting to any Debentureholder shall not invalidate any resolution passed at any such meeting.

11.3                                                                        Chairperson

A Person, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairperson of the meeting and if no Person is so nominated, or if the Person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Debentureholders present in Person or by proxy shall, by majority vote, choose a Person present to be chairperson.

11.4                                                                        Quorum

Subject to the provisions of Section 11.12, at any meeting of the Debentureholders a quorum shall consist of Debentureholders present in person or by proxy and representing 25% of the Principal Sum of the Debentures outstanding.  If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned pursuant to a Debentureholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the first Business Day thereafter) at the same time and place and no notice shall be required to be given with respect to such adjourned meeting. At the adjourned meeting, the Debentureholders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the Principal Sum of the Debentures outstanding.  Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.  No business shall be transacted at any meeting other than an adjourned meeting unless the required quorum is present at the commencement of business.

11.5                                                                        Power to Adjourn

The chairperson of any meeting at which a quorum of the Debentureholders is present may with the consent of the Debentureholders of a majority of the Principal Sum of the Debentures represented thereat adjourn any such meeting and no notice of such adjournment need be given except such notices, if any, as the meeting may prescribe.

11.6                                                                        Show of Hands

Every question submitted to a meeting shall, subject to Section 11.7, be decided in the first instance by a majority of the votes given on a show of hands.  At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairperson that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.  The chairperson of any meeting shall be entitled both on a show of hands and on a poll, to vote with respect to the Debentures, if any, held by him or the Debentureholder whose proxy he holds.

11.7                                                                        Poll

On every Extraordinary Resolution, and on any other question submitted to a meeting, when demanded by the chairperson or by one or more Debentureholders or proxies for Debentureholders either before or after a vote by show of hands, a poll shall be taken in such manner and either at once or after an adjournment as the chairperson shall direct.  Resolutions other than Extraordinary Resolutions shall, if a poll is taken, be decided by the votes of the holders of a majority of the Principal Sum of the Debentures represented at the meeting and voted on the poll.

11.8                                                                        Voting

On a show of hands, every Person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more Debentureholders or both, shall have one vote.  On a poll, each Debentureholder present in Person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote with respect to each Cdn. $1,000 Principal Sum of Debentures of which he shall then be the holder or the proxy for such Debentureholder.  A proxy need not be a Debentureholder.  In the case of joint registered Debentureholders, any one of them present in Person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them shall be present in Person or by proxy, they shall vote together with respect to the Debentures of which they are joint registered holders.

11.9                                                                        Regulations

The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary or revoke such regulations as it shall from time to time think fit providing for and governing:

(a)                                  the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and for the production of the authority of any Person signing on behalf of a Debentureholder;

(b)                                 the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholder convening the meeting, as the case may be, may, in the notice convening the meeting, direct, and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

(c)                                  the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be delivered, mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted.  Save as such regulations may provide, the only Persons who shall be recognized at any meeting as the Debentureholders, or as entitled to vote or be present at the meeting with respect thereto, shall be Debentureholders and Persons whom Debentureholders have by instrument in writing duly appointed as their proxies.

11.10                                                                 Persons Entitled to Attend Meetings

The Corporation and the Trustee (by their respective employees, officers and directors) and the legal advisers of the Corporation, the Trustee and any Debentureholder, and any other Person permitted by the chairperson to attend, may attend any meeting of the Debentureholders, but such parties, unless otherwise entitled to vote as Debentureholders or proxies, shall not be entitled to vote at such meeting.

11.11                                                                 Powers Exercisable by Extraordinary Resolution

Subject to receipt of all regulatory approvals required by Applicable Securities Law in addition to the powers conferred upon them by any other provision of this Trust Indenture or by Applicable Law, but subject to the provisions of Section 14.1 and the rights of Debentureholders generally under this Trust Indenture, a meeting of the Debentureholders shall have the following powers exercisable from time to time by Extraordinary Resolution:

(a)                                  power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders or the Trustee (with the prior written consent of the Trustee) against the Corporation or against the Collateral, whether such rights arise under this Trust Indenture, the Debentures or otherwise;

(b)                                 power to assent to any modification of or change in or addition to or omission from the provisions contained in this Trust Indenture or any Debenture (collectively, “amendments”), as agreed to by the Corporation, and to authorize the Trustee to concur in and execute any indenture supplemental hereto or thereto embodying any amendment; provided that the rights of the Trustee hereunder shall not be prejudiced thereby;

(c)                                  power to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, lease, transfer or other disposition of the undertaking, property and assets of the Corporation or any part thereof;

(d)                                 power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Trust Indenture in any manner specified in any such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

(e)                                  power to waive and direct the Trustee to waive any Event of Default hereunder or cancel any Acceleration Notice delivered by the Trustee either unconditionally or upon any condition specified in such Extraordinary Resolution;

(f)                                    power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal of or interest on the Debentures, or for the execution of any trust or power hereunder;

(g)                                 power to direct any Debentureholder who has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same, upon payment of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith if the taking of such suit, action or proceeding shall have been permitted by Section 10.14;

(h)                                 power to assent to any compromise or arrangement with any creditor or creditors of any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

(i)                                     power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in any such Extraordinary Resolution) to exercise, and to direct the Trustee to exercise, on behalf of the Debentureholders, such of the powers of the Debentureholders as are exercisable by extraordinary or other resolution as shall be included in the resolution appointing the committee.  The Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee.  Such committee shall consist of such number of Persons as shall be prescribed in the resolution appointing it and the members need not be Debentureholders.  Every such committee may elect its chairperson and may make regulations respecting its quorum, the calling of its meetings, the filing of vacancies occurring in its number and its procedure generally.  Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum.  All acts of any such committee within the authority delegated to it shall be binding upon all

Debentureholders.  Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by it in good faith;

(j)                                     power to authorize, subject to Article 4,  the distribution in specie of any shares, bonds, debentures or other securities or obligations or cash or other consideration received hereunder or the use or disposal of the whole or any part of such shares, bonds, debentures or other securities or obligations or cash or other consideration in such manner and for such purpose as may be deemed advisable and specified in such Extraordinary Resolution, provided that no such Extraordinary Resolution shall be necessary to authorize the exercise of the Conversion Right;

(k)                                  power to authorize the Trustee or any other Person or Persons to (i) bid at any sale of the Corporation’s properties or assets or any part thereof; (ii) borrow the monies required to make any deposit at said sale or pay the balance of the purchase price and to hypothecate, mortgage, pledge, charge, cede and transfer the property or assets so purchased as security for the repayment of the monies so borrowed and interest thereon, or itself, himself or themselves, as the case may be, to advance such monies (in which event it, he or they shall have a lien upon the property or assets so purchased for the amount so advanced and interest thereon); (iii) hold any property or assets to be purchased (subject to any hypothec, mortgage, pledge, charge or lien to secure any monies so borrowed or advanced) in trust for all the Debentureholders at the time of such sale pro rata in proportion to the amounts due to them thereon respectively for principal and interest before such sale, and to sell, transfer and convey the whole or any part or parts of the property or assets so purchased for such consideration in cash or in the shares, bonds, debentures or other securities or obligations pursuant to the provisions of Section 11.11(j); (iv) until the sale, transfer or conveyance of the whole of such property or assets so purchased, to maintain and operate such part of said property and assets as has not been disposed of, and for such purposes to borrow monies and to hypothecate, mortgage, pledge, charge, cede and transfer the property or assets so purchased, or any part thereof, as security for the repayment of the monies so borrowed and interest thereon, or itself, himself or themselves, as the case may be, to advance such monies (in which event it, he or they shall have a lien upon the property or assets so purchased for the amount so advanced and interest thereon); and (v) otherwise deal with such property and assets and the proceeds of any sale, transfer or conveyance thereof as the Debentureholders may by such Extraordinary Resolution direct;

(l)                                     power to remove the Trustee from office and to appoint a new trustee or trustees;

(m)                               power to authorize the Corporation and the Trustee to grant extensions of time for payment of interest on any of the Debentures whether or not the interest, the payment with respect to which is extended, is at the time due or overdue;

(n)                                 power to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Debentureholders or by any committee appointed pursuant to Section 11.11(i); and

(o)                                 subject to Article 4, power to authorize the Trustee to issue an Acceleration Notice and/or to enforce the Charge.

Notwithstanding anything to the contrary herein contained, no modification or amendment of this Trust Indenture may be made without the consent of the Debentureholders by Extraordinary Resolution to:

(a)                                  reduce the Principal Sum of the Debentures;

(b)                                 reduce the rate of or change or have the effect of changing the time for payment of Interest, including defaulted interest, on any Debentures;

(c)                                  reduce the principal of or change or have the effect of changing the fixed maturity of any Debentures;

(d)                                 make any Debentures payable in any currency other than that stated in the Debentures;

(e)                                  make any change in provisions of this Trust Indenture protecting the right of each Debentureholder to receive payment of the Principal Sum and Interest on such Debenture on or after the Maturity Date thereof or to bring suit to enforce such payment, or permitting Debentureholders by Extraordinary Resolution to waive Events of Default;

(f)                                    modify or change any provision of this Trust Indenture or the related definitions affecting the ranking of the Debentures in a manner which adversely affects the Debentureholders; or

(g)                                 amend Section 11.11 or 11.12.

11.12                                                                 Meaning of Extraordinary Resolutions

(a)                                  The expression “Extraordinary Resolution” when used in this Trust Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article 11 at which the Debentureholders of not less than 25% in principal amount of the Debentures outstanding are present in Person or by proxy and passed by the affirmative votes of the Debentureholders of not less than 66 2/3% of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

(b)                                 All actions which may be taken and all powers that may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article 11 provided may also be taken and exercised by the Debentureholders of not less than 50% in principal amount of the outstanding Debentures in the case of such actions and powers not requiring an Extraordinary Resolution and not less than 66 2/3% of the principal amount of the outstanding Debentures in the case of such actions and powers requiring an Extraordinary Resolution, by an instrument in writing signed in one or more counterparts and the expression Extraordinary Resolution when used in this Trust Indenture shall include an instrument so signed.

(c)                                  Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

11.13                                                                 Powers Cumulative

It is hereby declared and agreed that any one or more of the powers under this Trust Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the rights of the Debentureholders to exercise the same or any other such power or powers thereafter from time to time.

11.14                                                                 Minutes

Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairperson of the meeting at which such resolutions were passed or proceedings had, or by the chairperson of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, with respect to the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.

11.15                                                                 Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 11 at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with Section 11.12(b) shall be binding upon all Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

11.16                                                                 Evidence of Rights of Debentureholder

Any request, direction, notice, consent or other instrument which this Trust Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of counterparts and may be signed or executed by such Debentureholders in Person or by attorney duly appointed in writing.  Proof of the execution of any such request or other instrument or of a writing appointing any such attorney or (subject to the provisions of this Article 11 with regard to voting at meetings of Debentureholders) of the holding by any Person of Debentures shall be sufficient for any purpose of this Trust Indenture if made in the following manner, namely, the fact and date of execution by any Person of such request or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made, that the Person signing such request or other instrument in writing acknowledged to him the execution thereof or by affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

The Trustee may, nevertheless, in its discretion require further proof in cases where it deems further proof desirable or may accept such other proof as it shall consider proper.

ARTICLE 12
CONCERNING THE TRUSTEE

12.1                                                                        No Conflict of Interest

The Trustee represents to the Corporation that at the date of execution and delivery by it of this Trust Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder.  If, notwithstanding the provisions of this Section 12.1, such a material conflict of interest exists, the validity and enforceability of this Trust Indenture, and the Debentures issued hereunder, shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists but the Trustee shall, within 90 days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 12.2.

12.2                                                                        Replacement of Trustee

(a)                                  The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation three months’ notice in writing or such shorter notice as the Corporation may accept as sufficient.  In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debentureholders; failing such appointment by the Corporation, the retiring Trustee or any Debentureholder may, at the expense of the Corporation, apply to a Justice of the Court of Queen’s Bench of (Alberta), on such notice as such Justice may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Corporation or by the Court shall be subject to removal as herein provided by the Debentureholders.  Any new Trustee appointed under any provision of this Section shall be a corporation authorized to carry on the business of a trust company in all provinces of Canada.  On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

(b)                                 Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Trust Indenture without the execution of any instrument or any further act.  Nevertheless, upon the written request of the successor Trustee or of the Corporation, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee, and deliver a copy of each Register maintained by such Trustee, to the successor Trustee so appointed in its place.  Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and effectively vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new Trustee be made, executed, acknowledged and delivered by the Corporation.

12.3                                                                        Duties of Trustee

(a)                                  In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Trust Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances;

(b)                                 In addition to all other duties of the Trustee set forth herein, at all times while any Debentures are outstanding, the Trustee shall, in addition, have the following responsibilities hereunder:

(i)                                     to keep the Corporation’s Debenture ledgers and Registers of transfers and unissued Debentures and, subject to such general and particular instructions as may from time to time be given to it by or under the authority of the Board of Directors (which shall be in the form of a Written Direction of the Corporation), the Trustee shall:

(A)                              record the particulars of all transfer of Debentures upon the appropriate Register of transfers;

(B)                                certify and issue Debentures to the Debentureholders entitled thereto, representing Debentures held by or transferred to them, respectively;

(C)                                maintain the Register and make such entries from time to time in the Register as may be necessary in order that the account of each Debentureholder may be properly and accurately maintained; and

(D)                               furnish to the Corporation, at the Corporation’s expense, at any time such statements, lists, entries, information and material concerning transfers and other matters prepared and undertaken by it as Trustee, including all documents, papers, information and material as it may have and the Corporation may require;

(ii)                                  forthwith upon receipt of sufficient monies from the Corporation, but subject to Article 4, to forward cheques or other transfers of funds by such means as considered appropriate by the Trustee representing payments of interest upon the Debentures to the Debentureholders thereof in accordance with the provisions of Section 2.1(e);

(iii)                               upon receipt of sufficient monies upon the stated or accelerated maturity of the Debentures, but subject to Article 4, to make all payments of principal or interest on the Debentures to the Debentureholders thereof as provided in this Trust Indenture; and

(iv)                              promptly as and when due to make such recordings and filings as may be required to satisfy any statutory or regulatory duty imposed upon the Trustee and to provide the Debentureholders with any such statements and records as they may require to comply with any statutory or regulatory duties imposed upon the Debentureholders in their capacity as Debentureholders.

(c)                                  All Debentures shall be effectively and interchangeably transferable on the Register regardless of where or when the Debentures shall have been issued, and entry of the transfer of any Debentures in the Register shall for all purposes be a complete and valid transfer.

(d)                                 The Trustee may use its own judgment in the performance of its duties as trustee for the Corporation, but at any time it may apply to the Board of Directors or an officer of the Corporation or to such counsel as the Corporation may from time to time determine at the expense of the Corporation, for instructions or advice, and the Corporation will fully protect and hold the Trustee harmless from all liability for any action taken, or not taken, by the Trustee in accordance with or pursuant to such instructions or advice that may be given to it.

(e)                                  Subject to Section 12.3(a), except for its acts of gross negligence or wilful misconduct, the Trustee shall not be liable for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law and the Corporation agrees, at all times, to indemnify and save harmless the Trustee and its agents from and against all liability, claims, demands, action, suits or other proceedings by whomsoever made, prosecuted or brought and from all loss, costs, damages and expenses in any manner based upon, occasioned by or attributable to any act of the Trustee in the execution of its duties hereunder.

(f)                                    The transfer of any Debentures in respect of a certificate presented to the Trustee may be refused by it (i) as permitted by this Trust Indenture, or (ii) until it is satisfied that such certificate is valid, that the endorsement thereon is genuine and that the transfer requested is legally authorized.  The Trustee shall not incur any liability by refusing in good faith to effect any transfer which, in its judgement, is improper or unauthorized, or which is not required to be effected pursuant to the terms of this Trust Indenture.

(g)                                 The Trustee agrees to faithfully carry out and perform its duties hereunder and, on termination hereof and upon payment by the Corporation to the Trustee of all monies owing to the Trustee hereunder, to deliver over to the Corporation the Register maintained by it and any documents connected therewith or with the Corporation transacted hereunder, and a receipt signed by an officer of the Corporation shall be a valid discharge of the Trustee.

12.4                                                                        Reliance Upon Declarations

In the exercise of its rights, duties and obligations hereunder the Trustee may, if acting in good faith, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished pursuant to and in accordance with any covenants, conditions and requirements of this Trust Indenture.  The Trustee shall not be liable for or by reason of any statements or recitals in this Trust Indenture or in the Debentures (except in the Certificate of the Trustee thereon and except as provided in Section 12.15) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation.  The Trustee shall not in any way be responsible for the consequence of any breach on the part of the Corporation of any of the Corporation’s covenants contained herein.

12.5                                                                        Evidence and Authority to Trustee

(a)                                  The Corporation shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this Trust Indenture relating to any action or step required or permitted to be taken by the Corporation or the Trustee under this Trust Indenture or as a result of any obligation imposed under this Trust Indenture, including the certification and delivery of Debentures hereunder, the satisfaction and discharge of this Trust Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation, forthwith if and when such evidence is required by any other Section of this Trust Indenture to be furnished to the Trustee or the Trustee, in the exercise of its rights and duties under this Trust Indenture, gives the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of:

(i)                                     a Certificate of the Corporation stating that any such condition precedent has been complied with in accordance with the terms of this Trust Indenture; and

(ii)                                  in the case of a condition precedent for which compliance with is, by the terms of this Trust Indenture, made subject to review or examination by a solicitor, an opinion of Counsel that such condition precedent has been complied with in accordance with the terms of this Trust Indenture.

(b)                                 Whenever such evidence relates to a matter other than the certification and delivery of Debentures and the satisfaction and discharge of this Trust Indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other Person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Corporation, it shall be in the form of a statutory declaration.

(c)                                  Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in this Trust Indenture shall include: (i) a statement by the Person giving the evidence that he has read and is familiar with those provision of this Trust Indenture relating to the condition precedent in question; (ii) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based; (iii) a statement that in the belief of the Person giving such evidence, he has made such examination or investigation as is necessary to enable him to make the statements or give the opinions contained or expressed therein; and (iv) a statement whether in the opinion of such Person the conditions precedent in question have been complied with or satisfied.

(d)                                 The Corporation shall furnish to the Trustee annually, on the anniversary date of this Trust Indenture and at any other reasonable time if the Trustee so requires, a Certificate of the Corporation to the effect that it has complied with all covenants, conditions or other requirements contained in this Trust Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance.  The Corporation shall, whenever the Trustee so requires, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Corporation or as a result of any obligation imposed by this Trust Indenture.

12.6                                                                        Certificate of the Corporation as Evidence

Except as otherwise specifically provided or prescribed by this Trust Indenture, whenever in the administration of the provisions of this Trust Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder the Trustee, if acting in good faith, may request and rely upon a Certificate of the Corporation.

12.7                                                                        Experts, Advisers and Agents

In relation to this Trust Indenture, the Trustee may act on the opinion or advice of or information obtained from any solicitor, auditor, valuator, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Corporation, or otherwise, and may employ such assistants as may be necessary to the proper discharge of its duties and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid.

12.8                                                                        Documents Held by Trustee

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

12.9                                                                        Investments of Monies by Trustee

(a)                                  Unless herein otherwise expressly provided, any money held pending the application or withdrawal thereof under any provision of this Trust Indenture may be deposited in the name of the Trustee in any Schedule 1 Canadian chartered bank at the rate of interest then current on similar deposits or, with the Consent of the Corporation, may be:

(i)                                     deposited in the deposit department of the Trustee or of any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof; or

(ii)                                  invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Schedule 1 Canadian chartered bank.

(b)                                 Unless the Corporation is in default hereunder, all interest or other income received by the Trustee in respect of deposits and investments will belong to the Corporation.  Nothing herein contained shall restrict or prohibit the Trustee, in its personal or any other capacity (other than in its capacity as Trustee herein), from buying, selling, lending upon or dealing in the Debentures or other securities of the Corporation or from generally contracting or entering into financial or other transactions with the Corporation, nor shall the Trustee be liable to account to any Debentureholders of the Debentures for any profits made by the Trustee as a consequence of any such transactions.

12.10                                                                 Trustee Not Ordinarily Bound

Except as specifically provided in this Trust Indenture, the Trustee shall not, subject to Section 12.3, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained unless the Trustee shall have been required to do so by an Extraordinary Resolution, and then only after it shall have been funded and indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing, nor in any way or at any time or on any conditions to supervise or interfere with the conduct of the Corporation’s business.

12.11                                                                 Trustee Not Required to Give Security

The Trustee shall not be required to give any bonds or security with respect to the execution of the trusts and powers of this Trust Indenture or otherwise in respect of this Trust Indenture.

12.12                                                                 Trustee Not to Be Appointed Receiver

The Trustee and any Person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertakings of the Corporation.

12.13                                                                 Trustee Not Bound to Act

Except as in this Trust Indenture otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or Request of the Corporation or of the Directors until a duly authenticated copy of the instrument or Resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated by the Trustee to be genuine.

12.14                                                                 Conditions Precedent to Trustee’s Obligations to Act Hereunder

(a)                                  The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the

Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(b)                                 None of the provisions contained in this Trust Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c)                                  The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit as security with the Trustee the Debentures held by them.

12.15                                                                 Authority to Carry on Business

The Trustee represents to the Corporation that at the date of execution and delivery by it of this Trust Indenture it is authorized to carry on the business of a trust company in Alberta.  If the Trustee ceases to be so authorized to carry on business, the validity and enforceability of this Trust Indenture and the Debentures shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall within 90 days after ceasing to be authorized to carry on the business of a trust company in Alberta either become so authorized or resign in the manner and with the effect specified in Section 12.2.

12.16                                                                 Acceptance of Trust

The Trustee hereby accepts the trusts in this Trust Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be Debentureholders, subject to all the terms and conditions herein set forth.

12.17                                                                 Indemnity of Trustee

In addition to and without limiting any protection of the Trustee hereunder or otherwise by law, the Corporation hereby indemnifies the Trustee and saves it and its officers, directors, employees, shareholders and agents harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder, except to the extent that such liabilities, suits, damages, costs or actions are attributable to the gross negligence, wilful misconduct or bad faith of the Trustee.  Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Trustee, discharge of this Trust Indenture and termination of any trusts thereunder.

12.18                                                                 Environmental Indemnity

(a)                                  The Corporation hereby indemnifies and holds harmless the Trustee, its directors, officers, employees, and agents, and all of their respective representatives, heirs, successors and assigns (collectively, the “Indemnified Parties”) against any loss, expenses, claim, proceedings, judgment, liability or asserted liability (including strict liability and including costs and expenses of abatement and remediation of spills or releases of contaminants and including liabilities of the Indemnified Parties to third parties, including governmental agencies, in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage (and including liabilities of the Indemnified Parties to third parties for the third parties’ foreseeable and unforeseeable consequential damages) incurred as a result of:

(i)                                     the administration of the trust created hereby;

(ii)                                  the exercise by the Trustee of any rights hereunder which may result from or relate, directly or indirectly, to:

(A)                              the presence or release of any contaminants, by any means or for any reason, on any real property owned or controlled by the Corporation (the “Property”), whether or not release or presence of the contaminants was under the control, care or management of the Corporation or of a previous owner, or of a tenant;

(B)                                any contaminant present on or released from any contiguous property to the Property; or

(C)                                the breach or alleged breach of any environmental laws by the Corporation;

but excluding any liability arising from the gross negligence or wilful misconduct of the Trustee.

(b)                                 For purposes of this Section, “liability” shall include (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants, (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damages and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified Party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party, (iii) liability of the Indemnified Party for damage suffered by the third party, (iv) liability of an Indemnified Party for damage to or impairment of the environment, and (v) liability of an Indemnified Party for courts costs, expenses of alternative dispute resolution proceedings, and fees and disbursements of expert consultants and legal counsel on a solicitor and client basis.

ARTICLE 13
NOTICES

13.1                                                                        Notice

Any notice required or permitted to be given hereunder shall be in writing and given by delivering, by registered mail or courier, or by transmitting by telecopier (in the case of the Corporation or the Trustee):

(a)                                  to the Corporation at:

Surge Global Energy (Canada), Ltd.

#1800, 144 – 4th Avenue SW

Calgary, Alberta

T2P 3N4

Attention:                                         C.W. Leigh Cassidy

Telecopier:                                     (403) 238-5339

(b)                                 to Surge U.S. at:

Surge Global Energy, Inc.
12220 El Camino Real, Suite 410
San Diego, California
92130

Attention:                                         David Perez
Telecopier:                                     (858) 704-5011

(c)                                  to the Debentureholder at the address appearing on the Register, and if, in the case of joint Debentureholders, more than one address appears in the Register in respect of such joint holding, notice shall be addressed to the first address so appearing, or at the option of such party giving notice, such notice may be given by publication twice in the Report on Business section of the National Edition of the Globe and Mail or similar section of any newspaper having national circulation in Canada; provided further that if there is no newspaper having national circulation, then by publishing twice in the business section of a newspaper in each city where the Register is maintained;

(d)                                 to the Trustee at its principal office in the City of Calgary at:

Valiant Trust Company

Suite 310, 606 – 4th Street S.W.

Calgary, Alberta

T2P 1T1

Attention:                                         Manager, Corporate Trust

Telecopier:                                     (403) 233-2857

Any notice given as aforesaid shall be deemed to have been given at the time delivered or telecopied (provided complete transmission is confirmed) if delivered or telecopied to the recipient on a Business Day (in the city in which the addressee is located) and before 4:30 p.m. (local time in the city in which the addressee is located) on such Business Day, and otherwise shall be deemed to be given at 9:00 a.m. (local time in the city in which the addressee is located) on the next following Business Day or, in the case of notice being given by registered mail, on the third Business Day following the date of mailing, or, in the case of notice being given by publication, on the Business Day following the day of second publication of such notice.  Any party may change its address for notice by notice to the other parties hereto given in the manner herein provided.

ARTICLE 14
SUPPLEMENTAL INDENTURES

14.1                                                                        Supplemental Indenture

From time to time the Trustee and, when authorized by a resolution of the Directors, the Corporation, may, and they shall when required by this Trust Indenture, execute, acknowledge and deliver by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)                                  adding to the covenants of the Corporation herein contained for the protection of the Debentureholders or providing for Events of Default in addition to those herein specified;

(b)                                 making such provisions not inconsistent with this Trust Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof, provided that the Trustee shall be of the opinion based on the advice of Counsel that such provisions and modifications will not be prejudicial to the interests of the Debentureholders or the Trustee;

(c)                                  giving effect to any Extraordinary Resolution passed as provided in Article 11;

(d)                                 issuing the Subsequent Debentures, provided that such Subsequent Debentures:

(i)                                     are subordinate to or rank pari passu with the Debentures; and

(ii)                                  qualify as Permitted Debt hereunder;

(e)                                  confirming for the purposes of any Successor Corporation the rights provided to a Successor Corporation hereunder and so as to ensure any such Successor Corporation is able to enforce the provisions of this Trust Indenture applicable to it; and

(f)                                    for any other purpose not inconsistent with the terms of this Trust Indenture.

The Trustee may also, without the consent or concurrence of the Debentureholders, by supplemental indenture or otherwise, concur with the Corporation in making any changes or corrections in this Trust Indenture which it shall have been advised by Counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omissions or mistakes or manifest errors contained herein or in any deed or indenture supplemental or ancillary hereto, provided that in the opinion of Counsel the rights of the Trustee and the Debentureholders are in no way prejudiced thereby.

14.2                                                                        Indenture Confirming or Evidencing Subordination

From time to time the Trustee may, and shall when requested by a holder of Permitted Senior Debt, execute, acknowledge and deliver by its proper officers, such deeds, documents, instruments or indentures as may be reasonably required by such holder of Permitted Senior Debt, to confirm, evidence or give effect to any of the provisions of Article 4 of this Trust Indenture or to ensure that any holders of Permitted Senior Debt receive the full benefit of the provisions of Article 4.

ARTICLE 15
SUCCESSOR CORPORATIONS

15.1                                                                        Successor Corporation to the Corporation

The Corporation may, directly or indirectly, sell, lease, transfer or otherwise dispose of all or substantially all of its property and assets as an entirety to any other corporation or may amalgamate, consolidate or merge with or into any other corporation (any such corporation to which such property and assets are disposed or with which or into which the Corporation is consolidated, amalgamated or merged referred to as a “Successor Corporation”) provided that:

(a)                                  the Successor Corporation shall execute, prior to or contemporaneously with the consummation of any such transaction, an indenture supplemental hereto, together with such instruments as are satisfactory to the Trustee, acting reasonably, as in the opinion of Counsel are necessary or advisable to evidence the assumption by the Successor Corporation of the obligations of the

Corporation hereunder and under the Debentures and the covenant of the Successor Corporation to observe and perform all of the covenants and obligations of the Corporation under this Trust Indenture;

(b)                                 such transaction shall be on such terms as substantially preserve and do not impair, in the reasonable opinion of the Board of Directors, any material rights or powers of the Trustee or of the Debentureholders hereunder or under the Debentures and upon such terms as are not prejudicial in any material manner to the interests of the Debentureholders;

(c)                                  no condition or event shall exist as to the Corporation at the time of or immediately after the consummation of any such transaction after giving full effect thereto, or immediately after the Successor Corporation complying with the provisions of Section 15.1(a) above, which constitutes a Default hereunder; and

(d)                                 such transaction has been approved by an Extraordinary Resolution.

15.2                                                                        Vesting of Powers in Successor Corporation

Whenever the conditions of Section 15.1 have been duly observed and performed, the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Trust Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this Trust Indenture required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the directors or officers of such Successor Corporation.

ARTICLE 16
GENERAL

16.1                                                                        Entire Agreement

Other than the Subscription Agreement entered into by each Debentureholder and accepted by the Corporation and Surge U.S. and the Agency Agreement among the Corporation, Surge U.S. and MGI Securities Inc., in each case in connection with the issuance of the Debentures, this Trust Indenture constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Trust Indenture or the subject matter hereof except as specifically set forth herein and as set out in such Subscription Agreements and Agency Agreement.

16.2                                                                        Amendments

This Trust Indenture may be altered or amended in accordance with the provisions contained herein provided such changes are in writing and signed by the parties hereto.

16.3                                                                        Further Assurances

The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this Trust Indenture in accordance with their true intent.

16.4                                                                        Unenforceable Terms

If any term, covenant or condition of this Trust Indenture, or the applicability thereof to any party or circumstance shall be invalid or unenforceable to any extent, the remainder of this Trust Indenture or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Trust Indenture shall be valid and shall be enforceable to the fullest extent permitted by law.

16.5                                                                        Trustee Indenture Legislation

(a)                                  The expression “Indenture Legislation” means the provisions, if any, of Part 7, Division 1 of the Business Corporations Act (Alberta) and the relevant provision of any other statute of Canada or any province or territory thereof, and of any regulation under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of companies issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Trust Indenture or the Corporation.

(b)                                 The Corporation and the Trustee agree that each will at all times in relation to this Trust Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Indenture Legislation.

(c)                                  If and to the extent that any provision of this Trust Indenture limits, qualifies or conflicts with any mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

16.6                                                                        Severability

If any one or more of the provisions or parts thereof contained in this Trust Indenture should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)                                  the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)                                 the invalidity, illegality or unenforceability of any provision or any part thereof contained in this Trust Indenture in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Trust Indenture in any other jurisdiction.

16.7                                                                        Meaning of “Collateral” and “Obligations” on Amalgamation

The Corporation acknowledges and agrees that in the event it amalgamates or otherwise merges with any other Person as permitted by the terms of this Trust Indenture, it is the intention of the parties hereto that the term “Corporation” when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Charge shall:

(a)                                  extend to “Collateral” (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation or other merger and to any “Collateral” thereafter owned or acquired by the amalgamated company; and

(b)                                 secure the “Obligations” (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to the Trustee and the Debentureholders at the time of amalgamation and any “Obligations” of the amalgamated company to the Trustee and the Debentureholders thereafter arising.

The Charge shall attach to the “Collateral” owned by each company amalgamating with the Corporation, and by the amalgamated company, at the time of amalgamation, and shall attach to any “Collateral” thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

16.8                                                                        Enurement

This Trust Indenture and all its provisions shall enure to the benefit of, and shall be binding upon, the Corporation, the Trustee, each Debentureholder and their respective successors and permitted assigns.

16.9                                                                        Execution

This Trust Indenture may be simultaneously executed in several counterparts (including by telefax), each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

16.10                                                                 Formal Date

For the purpose of convenience this Trust Indenture may be referred to as bearing formal date as set out on the first page hereof irrespective of the actual date of execution hereof.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.

SURGE GLOBAL ENERGY (CANADA), LTD.

Per:	/s/ David Perez
	Name:	David Perez
	Title:	Chairman of the Board

SURGE GLOBAL ENERGY, INC.

Per:	/s/ David Perez
	Name:	David Perez
	Title:	Chief Operating Officer and Chairman of the Board

VALIANT TRUST COMPANY

Per:	/s/ J. Robert Morris
	Name:	J. Robert Morris
	Title:	General Manager

Per:	/s/ Concepcion Jalbuena
	Name:	Concepcion Jalbuena
	Title:	Manager, Income Trusts

SCHEDULE A

To the Trust Indenture dated as of November 15, 2005 providing for the issue of 7.0% Secured Convertible Debentures of Surge Global Energy (Canada), Ltd.

PERMITTED ENCUMBRANCES

“Permitted Encumbrances” means as of any particular time in relation to the Collateral any of the following Security Interests or rights:

(a)                                  Security Interests for taxes, assessments or governmental charges and other statutory Security Interests which (i) are not at the time due or delinquent or (ii) relate to claims being diligently contested at the time in good faith by the Corporation;

(b)                                 Security Interests of any judgments rendered, or claims filed, against the Corporation which the Corporation shall be contesting in good faith if, and for so long as, a stay of enforcement of such judgment or claim (if enforceable by seizure, sale or other remedy against any property), as the case may be, shall be in effect;

(c)                                  builder’s, carrier’s, warehouseman’s, mechanic’s, operator’s or other similar liens incidental to construction or operations which (i) have not at such time been filed pursuant to law and relate to obligations not due or delinquent or (ii) relate to obligations being contested at the time in good faith by the Corporation;

(d)                                 Security Interests in favour of a public utility or any municipality or governmental or other authority when required by such public utility or municipality or other authority in connection with the operations of the Corporation in the ordinary course of business, which in the aggregate do not detract materially from the value of any part of the Collateral or its use in the operations of the Corporation;

(e)                                  easements, rights-of-way, servitudes or other similar rights in land granted to or reserved or taken by other Persons which singly and in the aggregate do not materially detract from the value of the land concerned or materially impair its use in the operation of the business of the Corporation;

(f)                                    Security Interests incurred or created in the ordinary course of business and in accordance with sound industry practice in respect of any of the Collateral as security in favour of any other Person which is conducting the exploration, development or operation of the property to which such Security Interests relate to the costs and expenses of such exploration, development or operation, which have not at such time been filed pursuant to law and which relate to obligations not due or delinquent;

(g)                                 surface rights for railways, sewers, drains, gas and, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables granted to or reserved or taken by other Persons which singly and in the aggregate do not materially detract from the value of the land concerned or materially impair its use in the operation of the business of the Corporation;

(h)                                 purchase money Security Interests, upon or in any property acquired or held by the Corporation in the ordinary course of business, to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property and

Security Interests existing on such property at the time of its acquisition (other than any such Security Interest created in contemplation of such acquisition);

(i)                                     Security Interests incurred or, trusts or deposits arising in connection with workers’ compensation, unemployment insurance, pension, employment or other social benefit laws or regulations or any judgment under such laws or regulations; provided, however (i) the Corporation’s obligations thereunder are not at the time due or delinquent, or (ii) the validity of which is being contested by the Corporation in good faith and by appropriate proceedings, provided that no execution in respect of such Security Interest, trust or deposit has been initiated or, if initiated, such execution has been stayed, and (iii) all such failures in the aggregate have no material adverse effect on the financial condition of the Corporation;

(j)                                     Security Interests securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds and performance bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

(k)                                  Security Interests in favour of holders of Permitted Senior Debt;

(l)                                     Security Interests in favour of the holders of Subsequent Debentures;

(m)                               Security Interests hereof or otherwise in favour of the Trustee; and

(n)                                 any other Security Interest consented to in writing by the Trustee and authorized by the Debentureholders acting by Extraordinary Resolution.

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SCHEDULE B

To the Trust Indenture dated as of November 15, 2005 providing for the issue of 7.0% Secured Convertible Debentures of Surge Global Energy (Canada), Ltd.

FORM OF DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”); AND MAY BE OFFERED FOR SALE, SOLD, EXCHANGED, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE ONLY (A) TO THE CORPORATION; (B) IN COMPLIANCE WITH RULE 144 OR RULE 144A UNDER THE U.S. SECURITIES ACT (C) PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR (D) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND STATE SECURITIES LAWS, PROVIDED THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT AS TO THE AVAILABILITY OF THE EXEMPTIONS RELIED ON.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (i) NOVEMBER 15, 2005, AND (ii) THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

No. •	Cdn. $•

SURGE GLOBAL ENERGY (CANADA), LTD.

(A corporation existing under the Business Corporations Act (Alberta))

7.00% SECURED CONVERTIBLE DEBENTURE
DUE NOVEMBER 15, 2007

SURGE GLOBAL ENERGY (CANADA), LTD. (the “Corporation”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of November 15, 2005 (the “Trust Indenture”) among the Corporation, Surge Global Energy, Inc. (“Surge U.S.”) and Valiant Trust Company (the “Trustee”), promises to pay to the registered holder hereof, on November 15, 2007 (the “Maturity Date”) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Trust Indenture, the principal sum of • Canadian Dollars (Cdn. $•) on presentation and surrender of this Debenture at the principal office of the Trustee in Calgary, Alberta in accordance with the terms of the Trust Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof at the rate of 7.00% per annum, in like money, in arrears in quarterly instalments (less any tax required by law to be withheld therefrom) on the last day of February, May, August and November in each year prior to the Maturity Date, provided that the last interest payment shall fall due on the Maturity Date and, should the Corporation at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the rate of 12% per annum, in like money and on the same dates.  For greater certainty, the first interest payment will include interest accrued from the date of this Debenture to and including February 28, 2006.

All payments of Principal Sum and Interest on this Debenture (less any tax required by law to be withheld therefrom) shall be made by cheque, bank draft or electronic transfer of funds made payable to each Debentureholder as of the applicable Record Date in respect of such payment and addressed to the Debentureholder at its last address or account, as the case may be, appearing on the Register.

This Debenture is one of the Debentures of the Corporation issued or issuable under the provisions of the Trust Indenture.  The Debentures authorized for issue are limited to an aggregate principal amount of Cdn. $10,000,000.  Reference is hereby expressly made to the Trust Indenture for a description of the terms and conditions upon which the Debentures are to be issued and held and the rights and remedies of the holders of the Debentures and of the Corporation, Surge U.S. and of the Trustee, all to the same effect as if the provisions of the Trust Indenture were herein set forth and to all of which provisions the holder of this Debenture, by acceptance hereof, assents.  To the extent that the terms and conditions stated in this Debenture conflict with the provisions of the Trust Indenture, the provisions of the Trust Indenture shall govern and prevail.  Capitalized words and phrases not otherwise defined herein shall take on the meaning ascribed to them in the Trust Indenture

The Debentures are issuable only as fully registered Debentures in denominations of Cdn. $50,000 and in whole multiples of Cdn. $1,000 thereafter.  Upon compliance with the provisions of the Trust Indenture, Debentures of any denomination may be exchanged for any other authorized denomination or denominations, any such exchange to be for Debentures of an equivalent aggregate principal amount.

Any part, being Cdn. $1,000 or whole multiples thereof, of the principal amount of this Debenture is convertible, at the option of the Debentureholder, upon surrender of this Debenture at the principal office of the Trustee in Calgary, Alberta, at any time prior to 5:00 p.m. (Calgary time) on the Business Day prior to the Maturity Date into the nearest whole number of Common Shares (without adjustment for interest accrued hereon or for dividends or distributions on Common Shares issuable upon conversion) calculated by dividing the principal amount of Debentures presented for conversion by the initial conversion price of Cdn. $1.00 (the “Conversion Price”) per Common Share, all subject to the terms and conditions and in the manner set forth in the Trust Indenture.  The Trust Indenture makes provision for the adjustment of the Conversion Price as a result of certain events therein specified and described in Article 8 of the Trust Indenture.  No fractional Common Shares will be issued on any conversion.  No adjustment in the number of Common Shares to be issued upon conversion will be made for distributions or dividends on Common Shares issuable upon conversion or for interest accrued on any Debentures surrendered for conversion.  Upon conversion, the Debentureholder shall also receive all accrued and unpaid interest in respect of the principal amount converted up to the date of conversion.

The conversion outlined above is deemed to occur upon the occurrence of a Going Public Transaction and where such Going Public Transaction is completed at a price per Common Share (or cash and stock value per share) below Cdn. $1.15 (subject to adjustment pursuant to Article 8 of the Trust Indenture), the deemed exercise of the conversion shall be completed at a deemed price equal to the then current Conversion Price multiplied by a ratio, the numerator of which is the price per Common Share (or cash and stock value per share) that the Going Public Transaction was completed at, and the denominator of which is Cdn. $1.15 (subject to adjustment pursuant to Article 8 of the Trust Indenture).

Any part, being Cdn. $1,000 or whole multiples thereof, of the principal amount of this Debenture, is exchangeable on June 30 and December 31 of each year prior to the Maturity Date, at the option of the Debentureholder, upon surrender of this Debenture at the principal office of the Trustee in Calgary, Alberta, and upon providing each of the Corporation, Surge U.S. and the Trustee with at least 3 Business Days notice, into the nearest whole number of Surge U.S. Common Shares (without adjustment for interest accrued hereon or for dividends or distributions on Surge U.S. Common Shares issuable upon exchange) calculated by dividing the principal amount of Debentures presented for exchange by the initial exchange price of U.S. $1.00 (the “Exchange Price”) per Surge U.S. Common Share (and a fixed

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exchange rate of Cdn. $1.25 equal to U.S. $1.00), all subject to the terms and conditions and in the manner set forth in the Trust Indenture.  The Trust Indenture makes provision for the adjustment of the Exchange Price as a result of certain events therein specified and described in Article 8 of the Trust Indenture.  No fractional Surge U.S. Common Shares will be issued on any exchange.  No adjustment in the number of Surge U.S. Common Shares to be issued upon exchange will be made for distributions or dividends on Surge U.S. Common Shares issuable upon exchange or for interest accrued on any Debentures surrendered for exchange.  Upon exchange, the Debentureholder shall also receive from the Corporation all accrued and unpaid interest in respect of the principal amount exchanged up to the date of exchange.  Upon completion of the exchange, Surge U.S. will be deemed to have exercised its conversion right as the resultant Debentureholder to acquire Common Shares as outlined above.

This Debenture is not redeemable by the Corporation at any time prior to the Maturity Date except in respect of a Change of Control.  At least 14 Business Days prior to the scheduled occurrence of a Change of Control, the Corporation is required to make an offer (a “Change of Control Offer”) to purchase all of the Debentures at a price equal to either: (i) 115% of the principal amount of such Debentures (if the Change of Control occurs on or before September 30, 2006); or (ii) 120% of the principal amount of such Debentures (if the Change of Control occurs after September 30, 2006), and, in each case, plus accrued and unpaid interest up to, but excluding, the date the Debentures are repurchased.

Except as specifically provided for in the Trust Indenture, the Debentureholders shall have no right to obligate the Corporation to repurchase the Debentures prior to the Maturity Date.

The indebtedness evidenced by this Debenture, and by all other Debentures now or hereafter certified and delivered under the Trust Indenture, is a direct secured obligation of the Corporation, and is subordinated in right of payment, to the extent and in the manner provided in the Trust Indenture, to the prior payment of all Permitted Senior Debt, whether outstanding at the date of the Trust Indenture or thereafter created, incurred, assumed or guaranteed.

The principal hereof may become or be declared due and payable before the Maturity Date in the events, in the manner, with the effect and at the times provided in the Trust Indenture.

The Trust Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of Debentures outstanding, which resolutions or instruments may have the effect of amending the terms of this Debenture or the Trust Indenture.

This Debenture may only be transferred upon compliance with the conditions prescribed in the Trust Indenture and in compliance with Applicable Securities Laws.  No transfer of this Debenture shall be valid unless made on the Register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Debenture for cancellation.  Thereupon a new Debenture or Debentures in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

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This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Trust Indenture.

IN WITNESS WHEREOF SURGE GLOBAL ENERGY (CANADA), LTD. has caused this Debenture to be signed by its authorized representatives as of the 15th day of November, 2005.

SURGE GLOBAL ENERGY (CANADA), LTD.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE

This Debenture is one of the 7.00% Secured Convertible Debentures due November 15, 2007 referred to in the Trust Indenture within mentioned.

VALIANT TRUST COMPANY

By:
(Authorized Officer)

REGISTRATION PANEL

(No writing hereon except by Trustee or other registrar)

Date of Registration	In Whose Name Registered	Signature of Trustee or Registrar

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                      , whose address and social insurance number or social security number, if applicable, are set forth below, this Debenture (or $                             principal amount hereof*) of SURGE GLOBAL ENERGY (CANADA), LTD., standing in the name(s) of the undersigned in the register maintained by the Corporation with respect to such Debenture and does hereby irrevocably authorize and direct the Trustee to transfer such Debenture in such register, with full power of substitution in the premises.

Dated:

Address of Transferee:
(Street Address, City, Province and Postal Code)

Social Insurance Number or Social Security Number of Transferee, if applicable:

*If less than the full principal amount of the within Debenture is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple thereof, unless you hold a Debenture in a non-integral multiple of $1,000 by reason of your having exercised your right to exchange upon the making of an Offer, in which case such Debenture is transferable only in its entirety) to be transferred.

1.                                       The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever.  The signature(s) must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a member of an acceptable Medallion Guarantee Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.  The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

2.                                       The registered holder of this Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.

3.                                       Persons signing in a representative capacity may be required to provide proof of their authority to act.

Signature of Guarantor:

Authorized Officer	Signature of transferring registered holder

Name of Institution	Name of Holder (Please print)

Capacity of Authorized Representative

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CONVERSION NOTICE TO CONVERT DEBENTURES

INTO COMMON SHARES OF THE CORPORATION

TO:                            SURGE GLOBAL ENERGY (CANADA), LTD.

TO:                            VALIANT TRUST COMPANY

Note:                   All capitalized terms used herein have the meaning ascribed thereto in the Trust Indenture mentioned below, unless otherwise indicated.

The undersigned registered holder of 7.00% Secured Convertible Debentures bearing Certificate No.              irrevocably elects to convert such Debentures (or $                                   principal amount thereof*) in accordance with the terms of the Trust Indenture referred to in such Debentures and tenders herewith the Debentures, and, if applicable, directs that the Common Shares issuable upon a conversion be issued and delivered to the person indicated below.  (If Common Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned).

Dated:
(Signature of Registered Holder)

*                                         If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

NOTE:            If Common Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a member of an acceptable Medallion Guarantee Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.  The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

(Address)

(City, Province and Postal Code)

Name of guarantor:

Authorized signature:

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EXCHANGE NOTICE TO EXCHANGE DEBENTURES

FOR SURGE U.S. COMMON SHARES

TO:                            SURGE GLOBAL ENERGY, INC.

TO:                            SURGE GLOBAL ENERGY (CANADA), LTD.

TO:                            VALIANT TRUST COMPANY

Note:                   All capitalized terms used herein have the meaning ascribed thereto in the Trust Indenture mentioned below, unless otherwise indicated.

The undersigned registered holder of 7.00% Secured Convertible Debentures bearing Certificate No.              irrevocably elects to exchange such Debentures (or $                                   principal amount thereof*) in accordance with the terms of the Trust Indenture referred to in such Debentures and tenders herewith the Debentures, and, if applicable, directs that the Surge U.S. Common Shares issuable upon an exchange be issued and delivered to the person indicated below.  (If Surge U.S. Common Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned).

Dated:
(Signature of Registered Holder)

*                                         If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

NOTE:            If Surge U.S. Common Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a member of an acceptable Medallion Guarantee Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.  The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

(Print name in which Surge U.S. Common Shares are to be issued, delivered and registered)

Name:

(Address)

(City, Province and Postal Code)

Name of guarantor:

Authorized signature:

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